UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through April 30, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global High
                        Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGHYX
                        Class C     PGYCX
                        Class Y     GHYYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          45

Notes to Financial Statements                                                 52

Approval of New and Interim Management Agreements                             70

Trustees, Officers and Service Providers                                      79

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 3

Portfolio Management Discussion | 4/30/17

High-yield bonds generated healthy, positive returns during the six-month period ended April 30, 2017, as investors maintained confidence in a steadily growing global economy. In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, co-manages the Fund with Tracy Wright, a senior vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the six-month period ended April 30, 2017?

A Pioneer Global High Yield Fund's Class A shares returned 5.35% at net asset value during the six-month period ended April 30, 2017, while the Fund's benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index, returned 5.10% and 5.50%, respectively. During the same period, the average return of the 691 mutual funds in Lipper's High Yield Funds category was 4.80%, and the average return of the 714 mutual funds in Morningstar's High Yield Bond Funds category was 4.88%.

Q What were the main factors that affected the Fund's benchmark-relative performance during the six-month period ended April 30, 2017?

A During the period, our emphasis on holding domestic corporate bonds in the portfolio as well as successful security selection in all high-yield markets helped the Fund perform essentially in line with its high-yield benchmark indices, while outpacing its competitive fund averages.

    The Fund's overweight position in U.S. high-yield corporate bonds provided a strong assist to benchmark-relative returns, as the asset class performed well over the six-month period. In addition, the Fund's underweight of European high-yield securities, which did not fare as well as U.S. high yield, contributed positively to benchmark-relative performance. In the emerging markets, we emphasized corporate bonds in the portfolio, which produced solid results for the Fund, while de-emphasizing sovereign debt, which underperformed. However, the Fund's exposures to out-of-benchmark groups such as insurance-linked securities, floating-rate bank loans, and asset-backed securities were a drag on benchmark-relative performance over the six months.

    The Fund's currency positions did not have a significant impact on benchmark -relative results during the period. Portfolio overweights to the U.S. dollar and the Russian ruble helped relative returns, while exposure to

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 the Mexican peso and an underweight to the British pound tended to hold back benchmark-relative results. At the end of the period, on April 30, 2017, 87% of the Fund's total investment portfolio was invested in U.S.-dollar denominated holdings.

Q Which specific investments had noteworthy effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2017?

A The Fund experienced good security selection results in all asset classes during the period. In the United States, the portfolio's investment in bonds of Scientific Games International, a producer of gaming equipment (including slot machines), was a standout performer, while investments in bonds of domestic energy companies also provided a major boost to the Fund's benchmark-relative performance. One energy holding in the portfolio that underperformed, however, was Talen Energy, a utility whose results suffered due to weak pricing in the Mid-Atlantic and Midwestern states.

    Among the Fund's emerging markets corporate holdings, a major contributor to benchmark-relative returns was the debt of China Fish Group, a company that had defaulted on its debt in 2015. During the past six months, however, the bonds rallied as the company reorganized. On the down side, the Fund's relative underweighting of the debt of Petrobras, the large Brazilian-based energy corporation, detracted from benchmark-relative performance when the bonds turned in solid results.

    In Europe, the Fund benefited from strong security selection results among its corporate debt holdings, especially in the banking sector, where performance was led by the portfolio's exposure to bonds of Italian banking firm Intesa. We favored the debt of European banks during the period because we believe those banks are making great strides in improving their capital structures, just as U.S. banks did following the 2008 financial crisis. One European-based investment in the portfolio that underperformed during the period was a position in Agrokor, a Croatian retailing and food company. Agrokor had difficulties refinancing its debt, but, fortunately, we liquidated the Fund's position before the company filed for bankruptcy.

Q What factors affected the Fund's dividend* distributions to shareholders during the six months ended April 30, 2017?

A The Fund's dividend distribution fell during the period, as current income generated by the portfolio's investments declined. Two factors were responsible for the decrease. First, as high-yield bond prices rallied, their

*   Dividends are not guaranteed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 5 effective yields fell and spreads tightened (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). Second, during the aforementioned rally, we sold some of the Fund's high-yield holdings to take profits and upgrade the overall credit quality of the portfolio in an effort to reduce risk. The higher-quality, newer holdings in the portfolio typically feature lower yields than the bonds that we sold, and therefore generate less income.

Q Did you invest the Fund in any derivative securities during the six-month period ended April 30, 2017? If so, did the investments have any material impact on the Fund's benchmark-relative results?

A We did invest the Fund in two types of derivatives during the six months: forward foreign currency transactions (currency forwards) and credit default swaps. Each of the investments had minor, positive effects on the Fund's relative performance. We invested in the currency forwards in an attempt to manage the risk of holding investments in the portfolio denominated in foreign currencies. We invested in credit default swaps because they are liquid (easily tradable) investments that gave the Fund exposure to the high-yield bond market.

Q   What is your investment outlook?

A The economic fundamentals underlying high-yield investments appear to be strong and improving. We anticipate that both the domestic and global economies will continue to expand, thus adding to corporate profitability and enabling companies to improve their earnings as well as strengthen their balance sheets. We believe those conditions should increase the probability that corporate bond defaults will further decline.

    We think there is good potential for U.S. economic growth to accelerate in the coming months, especially if President Trump should secure Congressional approval of his economic agenda, which includes reductions in both personal and corporate income tax rates as well as a boost in infrastructure spending. On the international front, we think Japan's economy should continue to improve, and we anticipate that growth trends in China and Europe should remain steady. An improving global economic outlook characterized by healthy corporate profits and low bond default rates also bodes well for the emerging markets.

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

    However, as high-yield investments have outperformed other fixed-income securities, credit spreads have tightened. We believe high-yield bonds are fairly valued at the present time, but there may be less potential for price appreciation given the recent market rallies. As a consequence, we have become more cautious and started to reduce the overall credit risk of the portfolio's bond holdings.

Please refer to the Schedule of Investments on pages 16-44 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 7

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Portfolio Summary | 4/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       44.3%
International Corporate Bonds                                              38.6%
Foreign Government Bonds                                                    7.2%
Senior Secured Loans                                                        3.0%
Convertible Corporate Bonds                                                 2.2%
Collateralized Mortgage Obligations                                         1.2%
U.S. Government Securities                                                  1.0%
Warrants                                                                    0.9%
Convertible Preferred Stocks                                                0.5%
International Common Stocks                                                 0.3%
U.S. Preferred Stocks                                                       0.3%
U.S. Common Stocks                                                          0.2%
Temporary Cash Investment                                                   0.2%
International Preferred Stocks                                              0.1%
Asset Backed Security                                                       0.0%+
Municipal Bond                                                              0.0%+

+   amount rounds to less than 0.1%.

* Includes investments in insurance linked securities totaling 2.5% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              52.6%
Luxembourg                                                                  6.6%
United Kingdom                                                              4.6%
Netherlands                                                                 4.1%
Mexico                                                                      3.1%
Argentina                                                                   2.8%
Canada                                                                      2.4%
France                                                                      2.3%
Bermuda                                                                     2.0%
Ireland                                                                     1.9%
Turkey                                                                      1.7%
Peru                                                                        1.4%
Cayman Islands                                                              1.2%
Italy                                                                       1.1%
Other (individually less than 1%)                                          12.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Scientific Games International, Inc., 10.0%, 12/1/22                 1.12%
--------------------------------------------------------------------------------
 2.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                         1.11
--------------------------------------------------------------------------------
 3.   Frontier Communications Corp., 8.75%, 4/15/22                        0.95
--------------------------------------------------------------------------------
 4.   Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                         0.90
--------------------------------------------------------------------------------
 5.   Petrobras Global Finance BV, 5.375%, 1/27/21                         0.86
--------------------------------------------------------------------------------
 6.   Sprint Corp., 7.25%, 9/15/21                                         0.83
--------------------------------------------------------------------------------
 7.   MTN Mauritius Investment, Ltd., 5.373%, 2/13/22 (144A)               0.79
--------------------------------------------------------------------------------
 8.   Nationstar Mortgage LLC, 6.5%, 6/1/22                                0.79
--------------------------------------------------------------------------------
 9.   U.S. Treasury Bills, 5/18/17                                         0.77
--------------------------------------------------------------------------------
10.   Endo Finance LLC, 5.375%, 1/15/23 (144A)                             0.73
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 9

Prices and Distributions | 4/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     4/30/17                    10/31/16
--------------------------------------------------------------------------------
          A                         $8.93                      $8.71
--------------------------------------------------------------------------------
          C                         $8.90                      $8.69
--------------------------------------------------------------------------------
          Y                         $8.77                      $8.55
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-4/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Short-Term        Long-Term       Tax Return
         Class      Dividends    Capital Gains     Capital Gains    of Capital
--------------------------------------------------------------------------------
           A        $0.2390          $ --              $ --           $ --
--------------------------------------------------------------------------------
           C        $0.2082          $ --              $ --           $ --
--------------------------------------------------------------------------------
           Y        $0.2465          $ --              $ --           $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                                    Bloomberg
                                                    Barclays          BofA
                 Net             Public             Global            ML U.S.
                 Asset           Offering           High              High
                 Value           Price              Yield             Yield
Period           (NAV)           (POP)              Index             Index
--------------------------------------------------------------------------------
10 years          4.54%          4.07%               7.44%             7.32%
5 years           4.31           3.35                6.72              6.87
1 year           12.01           6.94               11.37             13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.19%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global    BofA ML U.S.       Bloomberg Barclays
            High Yield Fund   High Yield Index   Global High Yield Index
4/07        $ 9,550           $10,000            $10,000
4/08        $ 9,265           $ 9,917            $10,044
4/09        $ 6,563           $ 8,460            $ 8,497
4/10        $10,617           $12,200            $12,319
4/11        $12,238           $13,828            $14,173
4/12        $12,066           $14,540            $14,803
4/13        $13,626           $16,582            $17,004
4/14        $14,165           $17,626            $18,265
4/15        $13,906           $18,078            $18,117
4/16        $13,300           $17,837            $18,401
4/17        $14,897           $20,273            $20,494

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 11

Performance Update | 4/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                                    Bloomberg
                                                    Barclays             BofA
                                                    Global               ML U.S.
                                                    High                 High
                 If              If                 Yield                Yield
Period           Held            Redeemed           Index                Index
--------------------------------------------------------------------------------
10 years          5.15%           5.15%              7.44%                7.32%
5 years           5.45            5.45               6.72                 6.87
1 year            5.15            5.15              11.37                13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Global    BofA ML U.S.       Bloomberg Barclays
            High Yield Fund   High Yield Index   Global High Yield Index
4/07        $10,000           $10,000            $10,000
4/08        $ 9,628           $ 9,917            $10,044
4/09        $ 6,762           $ 8,460            $ 8,497
4/10        $10,871           $12,200            $12,319
4/11        $12,447           $13,828            $14,173
4/12        $12,209           $14,540            $14,803
4/13        $13,685           $16,582            $17,004
4/14        $14,126           $17,626            $18,265
4/15        $13,781           $18,078            $18,117
4/16        $13,071           $17,837            $18,401
4/17        $14,558           $20,273            $20,494

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bloomberg Barclays Global High Yield Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                          Bloomberg
                                          Barclays               BofA
                 Net                      Global                 ML U.S.
                 Asset                    High                   High
                 Value                    Yield                  Yield
Period           (NAV)                    Index                  Index
--------------------------------------------------------------------------------
10 years          4.87%                    7.44%                  7.32%
5 years           4.60                     6.72                   6.87
1 year           12.43                    11.37                  13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Global    BofA ML U.S.       Bloomberg Barclays
            High Yield Fund   High Yield Index   Global High Yield Index
4/07        $5,000,000        $ 5,000,000        $ 5,000,000
4/08        $4,878,365        $ 4,958,617        $ 5,021,894
4/09        $3,473,092        $ 4,230,222        $ 4,248,345
4/10        $5,626,437        $ 6,100,147        $ 6,159,254
4/11        $6,493,983        $ 6,914,207        $ 7,086,312
4/12        $6,427,665        $ 7,270,206        $ 7,401,312
4/13        $7,280,335        $ 8,290,919        $ 8,502,207
4/14        $7,594,227        $ 8,812,927        $ 9,132,290
4/15        $7,475,030        $ 9,039,084        $ 9,058,541
4/16        $7,158,187        $ 8,918,292        $ 9,200,607
4/17        $8,047,703        $10,136,411        $10,247,096

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.


                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                                     A           C             Y
--------------------------------------------------------------------------------
Beginning Account                           $1,000.00    $1,000.00     $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account Value (after expenses)       $1,053.50    $1,051.50     $1,055.40
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid During Period*                $    6.11    $    9.66     $    4.64
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.90%, and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2016, through April 30, 2017.

--------------------------------------------------------------------------------
Share Class                                     A           C             Y
--------------------------------------------------------------------------------
Beginning Account                           $1,000.00    $1,000.00     $1,000.00
Value on 11/1/16
--------------------------------------------------------------------------------
Ending Account Value (after expenses)       $1,018.84    $1,015.37     $1,020.28
on 4/30/17
--------------------------------------------------------------------------------
Expenses Paid During Period*                $    6.01    $    9.49     $    4.56
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.90%, and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 15

Schedule of Investments | 4/30/17 (unaudited)

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE CORPORATE BONDS -- 2.2%
                                  ENERGY -- 0.5%
                                  Oil & Gas Exploration & Production -- 0.3%
         1,785,000                Whiting Petroleum Corp., 1.25%, 4/1/20                 $     1,577,494
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 0.2%
         1,375,000                Golar LNG, Ltd., 2.75%, 2/15/22 (144A)                 $     1,340,625
                                                                                         ---------------
                                  Total Energy                                           $     2,918,119
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.5%
                                  Construction Materials -- 0.5%
         2,775,000                Cemex SAB de CV, 3.72%, 3/15/20                        $     3,130,547
--------------------------------------------------------------------------------------------------------
                                  Steel -- 0.0%+
EUR        276,548                New World Resources NV, 4.0%, 10/7/20
                                  (144A) (4.0% cash, 8.0% PIK) (PIK)                     $            30
                                                                                         ---------------
                                  Total Materials                                        $     3,130,577
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.2%
                                  Electrical Components & Equipment -- 0.2%
         1,250,000                General Cable Corp., 4.5%, 11/15/29 (Step)             $       978,906
                                                                                         ---------------
                                  Total Capital Goods                                    $       978,906
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.3%
                                  Cable & Satellite -- 0.3%
         2,148,000       2.375    Dish Network Corp., 2.375%, 3/15/24 (144A)             $     2,235,262
                                                                                         ---------------
                                  Total Media                                            $     2,235,262
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.0%+
                                  Pharmaceuticals -- 0.0%+
           300,000                Jazz Investments I, Ltd., 1.875%, 8/15/21              $       332,250
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $       332,250
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.7%
                                  Internet Software & Services -- 0.5%
         1,765,000                WebMD Health Corp., 1.5%, 12/1/20                      $     2,131,238
           790,000                WebMD Health Corp., 2.625%, 6/15/23 (144A)                     760,869
                                                                                         ---------------
                                                                                         $     2,892,107
--------------------------------------------------------------------------------------------------------
                                  Application Software -- 0.2%
         1,258,000                Citrix Systems, Inc., 0.5%, 4/15/19                          1,540,264
                                                                                         ---------------
                                  Total Software & Services                              $     4,432,371
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.0%+
                                  Semiconductors -- 0.0%+
         2,393,896                LDK Solar Co, Ltd., 5.535%, 12/31/18,
                                  (5.535% cash, 5.535% PIK) (PIK) (d)                    $         3,112
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor
                                  Equipment                                              $         3,112
--------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $15,085,261)                                     $    14,030,597
--------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS -- 0.5%
                                  TRANSPORTATION -- 0.1%
                                  Air Freight & Logistics -- 0.1%
             3,428                CEVA Group Plc, 12/31/14 (c)                           $       771,338
                                                                                         ---------------
                                  Total Transportation                                   $       771,338
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.4%
                                  Consumer Finance -- 0.4%
            96,924        6.82    GMAC Capital Trust I, Floating Rate Note, 2/15/40      $     2,467,685
                                                                                         ---------------
                                  Total Diversified Financials                           $     2,467,685
--------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCKS
                                  (Cost $5,735,375)                                      $     3,239,023
--------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE PREFERRED STOCK -- 0.5%
                                  BANKS -- 0.5%
                                  Diversified Banks -- 0.5%
            2,650                 Bank of America Corp., 7.25% (Perpetual)               $     3,215,563
--------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE PREFERRED STOCK
                                  (Cost $3,204,960)                                      $     3,215,563
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS -- 0.6%
                                  ENERGY -- 0.3%
                                  Oil & Gas Exploration & Production -- 0.3%
         5,735,146                Ascent CNR Corp. Class A                               $       745,569
             1,046                Midstates Petroleum Co, Inc.                                    19,414
            39,631                Pacific Exploration and Production Corp.                     1,167,930
               203                Swift Energy Co.                                                 4,892
                                                                                         ---------------
                                                                                         $     1,937,805
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
                34                Contura Energy, Inc.                                   $         2,329
                                                                                         ---------------
                                  Total Energy                                           $     1,940,134
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 17

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.0%+
                                  Construction & Engineering -- 0.0%+
           530,321                Abengoa SA                                             $        17,913
         5,483,653                Abengoa SA                                                      83,650
                                                                                         ---------------
                                                                                         $       101,563
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.0%+
           156,027                Liberty Tire Recycling LLC (e)                         $         1,560
                                                                                         ---------------
                                  Total Capital Goods                                    $       103,123
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
                63                IAP Worldwide Services, Inc.                           $        84,949
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $        84,949
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.1%
                                  Air Freight & Logistics -- 0.1%
             1,584                CEVA Group Plc*                                        $       316,730
                                                                                         ---------------
                                  Total Transportation                                   $       316,730
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.1%
                                  Automobile Manufacturers -- 0.1%
            53,820                Ford Motor Co.                                         $       617,315
                                                                                         ---------------
                                  Total Automobiles & Components                         $       617,315
--------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 0.0%+
                                  Homebuilding -- 0.0%+
         1,443,476                Desarrolladora Homex SAB de CV*                        $       139,418
                                                                                         ---------------
                                  Total Consumer Durables & Apparel                      $       139,418
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.0%+
                                  Education Services -- 0.0%+
            11,492                Cengage Learning Holdings II, Inc.                     $       120,666
                                                                                         ---------------
                                  Total Consumer Services                                $       120,666
--------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 0.1%
                                  Distillers & Vintners -- 0.1%
            43,811                Marie Brizard Wine & Spirits SA*                       $       660,195
                                                                                         ---------------
                                  Total Food, Beverage & Tobacco                         $       660,195
--------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $15,823,346)                                     $     3,982,530
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITY -- 0.1%
                                  BANKS -- 0.1%
                                  Thrifts & Mortgage Finance -- 0.1%
           450,000                InSite Issuer LLC Class C Series 16-1A,
                                  7.5%, 11/15/46                                         $       460,288
--------------------------------------------------------------------------------------------------------
                                  TOTAL ASSET BACKED SECURITY
                                  (Cost $450,000)                                        $       460,288
--------------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE
                                  OBLIGATIONS -- 1.2%
                                  BANKS -- 1.2%
                                  Thrifts & Mortgage Finance -- 1.2%
           630,000        1.41    BAMLL Commercial Mortgage Securities
                                  Series 2016-Fr14 Class C, Floating Rate
                                  Note, 2/27/48 (144A)                                   $       531,366
         1,500,000        6.10    Banc of America Commercial Mortgage
                                  Trust 2007-4, Floating Rate Note,
                                  2/10/51 (144A)                                               1,482,482
         1,500,000        3.21    Citigroup Commercial Mortgage Trust 2014-GC23
                                  REMICS, Floating Rate Note, 7/12/47 (144A)                     979,643
         1,480,000        5.99    COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                         1,479,684
           455,000        5.99    COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                           322,971
           600,000        5.98    COMM 2007-C9 Mortgage Trust, Floating
                                  Rate Note, 12/10/49 (144A)                                     595,033
           750,000        4.99    COMM 2014-FL5 Mortgage Trust REMICS,
                                  Floating Rate Note, 10/15/31 (144A)                            693,569
           917,448        5.74    EQTY 2014-MZ Mezzanine Trust, Floating
                                  Rate Note, 5/10/19 (144A)                                      920,255
           416,597                Homeowner Assistance Program Reverse
                                  Mortgage Loan Trust 2013-RM1, 4.0%,
                                  5/26/53 (144A)                                                 414,514
           500,000        4.10    JPMBB Commercial Mortgage Securities
                                  Trust 2014-C25 REMICS, Floating Rate Note,
                                  11/18/47 (144A)                                                392,834
                                                                                         ---------------
                                                                                         $     7,812,351
                                                                                         ---------------
                                  Total Banks                                            $     7,812,351
--------------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $7,789,785)                                      $     7,812,351
--------------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS -- 81.0%
                                  ENERGY -- 13.8%
                                  Oil & Gas Drilling -- 0.5%
         2,306,000                Rowan Companies, Inc., 5.4%, 12/1/42                   $     1,741,030
           417,000                Rowan Companies, Inc., 5.85%, 1/15/44                          327,345
           870,000                Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)              2,068,375
                                                                                         ---------------
                                                                                         $     2,944,900
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 19

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 0.6%
         1,000,000                Archrock Partners LP, 6.0%, 10/1/22                    $       997,500
         1,117,000                Archrock Partners LP, 6.0%, 4/1/21                           1,119,792
         1,180,000                Borets Finance DAC, 6.5%, 4/7/22 (144A)                      1,221,300
           630,000                Weatherford Bermuda, Ltd., 8.25%, 6/15/23                      682,762
                                                                                         ---------------
                                                                                         $     4,021,354
--------------------------------------------------------------------------------------------------------
                                  Integrated Oil & Gas -- 2.1%
           445,000                Ascent Resources/Aru Finance, 10.0%,
                                  4/1/22 (144A)                                          $       460,019
         5,165,000                Petrobras Global Finance BV, 5.375%, 1/27/21                 5,306,263
         1,256,000                Petrobras Global Finance BV, 6.25%, 3/17/24                  1,299,332
         2,400,000                Petrobras Global Finance BV, 7.375%, 1/17/27                 2,580,720
           600,000                Petroleos Mexicanos, 5.375%, 3/13/22 (144A)                    630,750
MXN      8,650,000                Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                     404,647
           700,000        4.77    Petroleos Mexicanos, Floating Rate Note,
                                  3/11/22 (144A)                                                 760,305
         1,435,000                YPF SA, 8.5%, 3/23/21 (144A)                                 1,623,344
                                                                                         ---------------
                                                                                         $    13,065,380
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 7.0%
         2,260,000                Antero Resources Corp., 5.0%, 3/1/25 (144A)            $     2,231,750
           725,000                California Resources Corp., 8.0%,
                                  12/15/22 (144A)                                                554,625
         1,245,000                Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                      1,254,338
           650,000                Chesapeake Energy Corp., 8.0%, 1/15/25 (144A)                  642,688
           600,000                Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                 632,250
         2,226,000                Cobalt International Energy, Inc., 10.75%,
                                  12/1/21 (144A)                                               2,198,175
           818,000                Cobalt International Energy, Inc., 7.75%,
                                  12/1/23 (144A)                                                 503,070
         2,385,000                Continental Resources, Inc., 3.8%, 6/1/24                    2,241,900
         2,480,000                Denbury Resources, Inc., 5.5%, 5/1/22                        1,847,600
         2,095,000                GeoPark Latin America, Ltd. Agencia en Chile,
                                  7.5%, 2/11/20 (144A)                                         2,105,475
         1,380,000                Great Western Petroleum LLC, 9.0%,
                                  9/30/21 (144A)                                               1,428,300
         1,055,000                Gulfport Energy Corp., 6.0%, 10/15/24                        1,039,175
         2,000,000                Gulfport Energy Corp., 6.375%, 5/15/25 (144A)                1,992,500
         1,634,000                Halcon Resources Corp., 12.0%, 2/15/22 (144A)                1,901,568
           875,000                Halcon Resources Corp., 6.75%, 2/15/25 (144A)                  840,000
         2,390,000                Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)                    2,240,625
         1,000,000                KazMunayGas National Co JSC, 4.4%,
                                  4/30/23 (144A)                                               1,010,000
           575,000                MEG Energy Corp., 6.5%, 1/15/25 (144A)                         567,812

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production (continued)
         1,860,000                MEG Energy Corp., 7.0%, 3/31/24 (144A)                 $     1,660,050
           880,000                Newfield Exploration Co., 5.375%, 1/1/26                       922,900
           425,000                Newfield Exploration Co., 5.625%, 7/1/24                       449,174
         1,455,000                Novatek OAO via Novatek Finance DAC,
                                  4.422%, 12/13/22 (144A)                                      1,487,839
         2,790,000                Oasis Petroleum, Inc., 6.875%, 3/15/22                       2,824,875
           320,000                Parsley Energy LLC, 5.25%, 8/15/25 (144A)                      322,400
         1,460,000                Parsley Energy LLC, 5.375%, 1/15/25 (144A)                   1,474,600
           250,000                Parsley Energy LLC, 6.25%, 6/1/24 (144A)                       264,375
         1,520,000                PDC Energy, Inc., 7.75%, 10/15/22                            1,596,000
           340,000                QEP Resources, Inc., 5.25%, 5/1/23                             332,350
         1,560,000                Rice Energy Inc., 6.25%, 5/1/22                              1,631,183
         2,727,000                Sanchez Energy Corp., 6.125%, 1/15/23                        2,508,813
           945,000                SM Energy Co., 6.75%, 9/15/26                                  952,088
           200,000                SM Energy Company, 6.125%, 11/15/22                            203,500
           575,000                Whiting Petroleum Corp., 5.0%, 3/15/19                         580,750
         1,500,000                WPX Energy, Inc., 6.0%, 1/15/22                              1,522,500
                                                                                         ---------------
                                                                                         $    43,965,248
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Refining & Marketing -- 0.6%
         1,790,000                Calumet Specialty Products Partners LP,
                                  6.5%, 4/15/21                                          $     1,512,550
           448,000                EnLink Midstream Partners LP, 5.05%, 4/1/45                    424,133
         1,299,000                EnLink Midstream Partners LP, 5.6%, 4/1/44                   1,321,838
           415,000                PBF Holding Co LLC, 7.0%, 11/15/23                             421,225
                                                                                         ---------------
                                                                                         $     3,679,746
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 3.0%
         1,085,000                Energy Transfer Equity LP, 5.875%, 1/15/24             $     1,169,088
         1,090,000                Genesis Energy LP, 5.75%, 2/15/21                            1,102,262
         2,645,000                Global Partners LP, 7.0%, 6/15/23                            2,618,550
         1,000,000        7.29    Golar LNG Partners LP, Floating Rate Note, 5/15/21           1,002,514
           985,000                Holly Energy Partners LP, 6.0%, 8/1/24 (144A)                1,041,638
         1,480,000                MPLX LP, 4.875%, 6/1/25                                      1,574,158
         2,625,000                ONEOK, Inc., 7.5%, 9/1/23                                    3,105,157
           500,000                Sabine Pass Liquefaction LLC, 5.0%,
                                  3/15/27 (144A)                                                 527,710
           710,000                Sabine Pass Liquefaction LLC, 5.875%,
                                  6/30/26 (144A)                                                 791,734
         2,150,000                Targa Resources Partners LP, 4.25%, 11/15/23                 2,128,500
         1,375,000                The Williams Companies, Inc., 4.55%, 6/24/24                 1,407,656
         2,635,000                The Williams Companies, Inc., 5.75%, 6/24/44                 2,727,225
                                                                                         ---------------
                                                                                         $    19,196,192
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 21

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
           315,000                Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)        $         3,780
                                                                                         ---------------
                                  Total Energy                                           $    86,876,600
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 7.7%
                                  Commodity Chemicals -- 0.3%
         1,000,000                Hexion, Inc., 6.625%, 4/15/20                          $       945,000
           755,000                Tronox Finance LLC, 7.5%, 3/15/22 (144A)                       788,975
                                                                                         ---------------
                                                                                         $     1,733,975
--------------------------------------------------------------------------------------------------------
                                  Diversified Chemicals -- 1.7%
EUR      2,015,000                Axalta Coating Systems LLC, 4.25%,
                                  8/15/24 (144A)                                         $     2,345,739
           460,000                Blue Cube Spinco, Inc., 9.75%, 10/15/23                        556,600
         3,365,000                CF Industries, Inc., 3.45%, 6/1/23                           3,137,862
EUR      1,138,000                Ineos Finance Plc, 4.0%, 5/1/23 (144A)                       1,287,765
EUR        880,000                Inovyn Finance Plc, 6.25%, 5/15/21 (144A)                    1,006,790
         2,550,000                Koks Oao (Koks Finance DAC, 7.5%,
                                  5/4/22 (144A)                                                2,561,985
                                                                                         ---------------
                                                                                         $    10,896,741
--------------------------------------------------------------------------------------------------------
                                  Fertilizers & Agricultural Chemicals -- 0.1%
           725,000                CVR Partners LP, 9.25%, 6/15/23 (144A)                 $       740,406
--------------------------------------------------------------------------------------------------------
                                  Construction Materials -- 0.2%
EUR      1,200,000                Cemex SAB de CV, 4.75%, 1/11/22 (144A)                 $     1,361,194
--------------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 0.9%
EUR        700,000                ARD Finance SA, 6.625%, 9/15/23 (144A) (PIK)           $       792,275
           700,000                ARD Finance SA, 7.125%, 9/15/23 (144A) (PIK)                   726,250
           475,000                Ardagh Group, 3.876%, 5/15/21                                  485,094
           590,000                Ardagh Packaging Finance Plc, 4.625%,
                                  5/15/23 (144A)                                                 602,538
EUR        410,000                Ardagh Packaging Finance Plc, 6.75%,
                                  5/15/24 (144A)                                                 490,787
           630,000                Ardagh Packaging Finance Plc, 7.25%,
                                  5/15/24 (144A)                                                 685,912
EUR        725,000                Horizon Holdings I SAS, 7.25%, 8/1/23 (144A)                   843,813
EUR        950,000                Verallia Packaging SASU, 5.125%, 8/1/22 (144A)               1,101,972
                                                                                         ---------------
                                                                                         $     5,728,641
--------------------------------------------------------------------------------------------------------
                                  Aluminum -- 0.6%
           680,000                Constellium NV, 7.875%, 4/1/21 (144A)                  $       733,652
         3,025,000                Rusal Capital DAC, 5.125%, 2/2/22 (144A)                     3,033,216
                                                                                         ---------------
                                                                                         $     3,766,868
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 2.36
           810,000                Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)     $       834,300
         1,655,000                First Quantum Minerals, Ltd., 7.25%,
                                  4/1/23 (144A)                                                1,684,997
           757,000                FMG Resources August 2006 Pty, Ltd., 9.75%,
                                  3/1/22 (144A)                                                  871,023
         1,150,000                Freeport-McMoRan, Inc., 3.55%, 3/1/22                        1,081,000
         1,100,000                MMC Norilsk Nickel OJSC via MMC Finance
                                  DAC, 5.55%, 10/28/20 (144A)                                  1,178,650
           860,000                Prince Mineral Holding Corp., 11.5%,
                                  12/15/19 (144A)                                                885,800
         1,218,000                Rain CII Carbon LLC/CII, 7.25%, 4/1/25 (144A)                1,221,045
           560,000                Vale Overseas, Ltd., 6.25%, 8/10/26                            611,968
         1,150,000                Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                1,165,525
         1,000,000                Vedanta Resources Plc, 7.125%, 5/31/23                       1,045,000
         3,645,000                Vedanta Resources Plc, 8.25%, 6/7/21 (144A)                  3,964,666
         2,130,000                VM Holding SA, 5/4/27, 5/4/27 (144A)                         2,109,722
                                                                                         ---------------
                                                                                         $    16,653,696
--------------------------------------------------------------------------------------------------------
                                  Steel -- 0.8%
           715,000                ArcelorMittal, 6.125%, 6/1/25                          $       802,444
         2,066,000                BlueScope Steel Finance, Ltd., 6.5%,
                                  5/15/21 (144A)                                               2,189,960
EUR        135,483        0.00    New World Resources NV, Floating Rate
                                  Note, 10/7/20 (e)                                                   --
EUR        101,612        0.00    New World Resources NV, Floating Rate
                                  Note, 10/7/20 (e)                                                   --
         1,960,000                Samarco Mineracao SA, 4.125%,
                                  11/1/22 (144A) (d)                                           1,254,400
           910,000                Samarco Mineracao SA, 5.75%,
                                  10/24/23 (144A) (d)                                            582,400
                                                                                         ---------------
                                                                                         $     4,829,204
--------------------------------------------------------------------------------------------------------
                                  Forest Products -- 0.4%
         2,655,000                Eldorado Intl. Finance GmbH, 8.625%,
                                  6/16/21 (144A)                                         $     2,297,902
--------------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.1%
           573,000                Resolute Forest Products, Inc., 5.875%, 5/15/23        $       545,782
                                                                                         ---------------
                                  Total Materials                                        $    48,554,409
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 3.3%
                                  Aerospace & Defense -- 0.6%
EUR      3,615,000                TA MFG., Ltd., 3.625%, 4/15/23                         $     4,034,856
           135,000                Triumph Group, Inc., 5.25%, 6/1/22                             131,625
                                                                                         ---------------
                                                                                         $     4,166,481
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 23

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.4%
         1,475,000                Amsted Industries, Inc., 5.375%, 9/15/24 (144A)        $     1,515,562
           965,000                Covey Park Energy LLC/FI, 7.5%, 5/15/25 (144A)                 965,000
                                                                                         ---------------
                                                                                         $     2,480,562
--------------------------------------------------------------------------------------------------------
                                  Electrical Components & Equipment -- 0.5%
           920,000                Exterran NRG Solutions, Ltd., 8.125%,
                                  5/1/25 (144A)                                          $       949,325
         2,000,000                General Cable Corp., 5.75%, 10/1/22                          1,980,000
                                                                                         ---------------
                                                                                         $     2,929,325
--------------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 0.6%
         2,980,000                JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)         $     3,121,550
           485,000                Park-Ohio Industries, Inc., 6.625%,
                                  4/15/27 (144A)                                                 497,125
                                                                                         ---------------
                                                                                         $     3,618,675
--------------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery & Heavy
                                  Trucks -- 0.2%
EUR        735,000        4.25    Loxam SAS, 4.25%, 4/15/24 (144A)                       $       827,518
EUR        705,000        6.00    Loxam SAS, 6.0%, 4/15/24 (144A)                                804,249
                                                                                         ---------------
                                                                                         $     1,631,767
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.7%
         1,810,000                Apex Tool Group LLC, 7.0%, 2/1/21 (144A)               $     1,674,250
EUR      2,365,000                Colfax Corp., 3.25%, 5/15/25 (144A)                          2,602,673
                                                                                         ---------------
                                                                                         $     4,276,923
--------------------------------------------------------------------------------------------------------
                                  Trading Companies & Distributors -- 0.3%
         1,690,000                WESCO Distribution, Inc., 5.375%, 12/15/21             $     1,736,475
                                                                                         ---------------
                                  Total Capital Goods                                    $    20,840,208
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                  Environmental & Facilities Services -- 0.1%
           745,000                Clean Harbors, Inc., 5.125%, 6/1/21                    $       762,999
--------------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.1%
           400,000                Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)            $       417,400
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $     1,180,399
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 2.2%
                                  Airlines -- 0.6%
         1,204,982                Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)            $     1,229,082
         1,585,000                Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                  1,610,360
         1,100,000                TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                   1,139,875
                                                                                         ---------------
                                                                                         $     3,979,317
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Marine -- 0.6%
         2,100,000                Far East Capital, Ltd. SA, 8.0%, 5/2/18 (d)            $     1,386,000
         2,225,000                Navios South American Logistics, Inc.,
                                  7.25%, 5/1/22 (144A)                                         2,197,188
                                                                                         ---------------
                                                                                         $     3,583,188
--------------------------------------------------------------------------------------------------------
                                  Railroads -- 0.2%
EUR      1,325,000                Russian Railways via RZD Capital Plc,
                                  3.3744%, 5/20/21                                       $     1,534,492
--------------------------------------------------------------------------------------------------------
                                  Trucking -- 0.0%+
         2,952,182                Inversiones Alsacia SA, 8.0%,
                                  12/31/18 (144A) (d)                                    $       147,609
--------------------------------------------------------------------------------------------------------
                                  Airport Services -- 0.2%
           370,000                Aeropuertos Argentina 2000 SA, 6.875%,
                                  2/1/27 (144A)                                          $       390,535
           525,000                Aeropuertos Dominicanos Siglo XXI SA,
                                  6.75%, 3/30/29 (144A)                                          562,212
                                                                                         ---------------
                                                                                         $       952,747
--------------------------------------------------------------------------------------------------------
                                  Highways & Railtracks -- 0.6%
MXN     37,000,000                Red de Carreteras de Occidente SAPIB de CV,
                                  9.0%, 6/10/28 (144A)                                   $     1,887,404
         1,820,000                Rumo Luxembourg Sarl, 7.375%, 2/9/24 (144A)                  1,896,440
                                                                                         ---------------
                                                                                         $     3,783,844
                                                                                         ---------------
                                  Total Transportation                                   $    13,981,197
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 1.1%
                                  Auto Parts & Equipment -- 1.1%
         2,035,000                Dana Financing Luxembourg Sarl, 6.5%,
                                  6/1/26 (144A)                                          $     2,131,662
EUR      1,350,000                IHO Verwaltungs GmbH, 3.75%, 9/15/26
                                  (144A) (PIK)                                                 1,526,768
EUR      1,000,000                Nemak Sab De CV, 3.25%, 5/15/24 (144A)                       1,104,854
         1,877,000                TI Group Automotive Systems LLC, 8.75%,
                                  7/15/23 (144A)                                               2,008,390
                                                                                         ---------------
                                                                                         $     6,771,674
                                                                                         ---------------
                                  Total Automobiles & Components                         $     6,771,674
--------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 1.4%
                                  Homebuilding -- 1.4%
         2,237,897                Abengoa Abenewco Two, 0.25%, 3/31/23 (144A)            $       300,997
           690,000                Beazer Homes U.S.A., 6.75%, 3/15/25 (144A)                     705,525
           460,000                Beazer Homes U.S.A., 8.75%, 3/15/22                            511,750
         1,345,000                KB Home, 7.0%, 12/15/21                                      1,503,038
         2,079,000                Lennar Corp., 4.75%, 11/15/22                                2,162,160

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 25

--------------------------------------------------------------------------------------------------------
Principal                Floating
Amount ($)(l)            Rate (b)                                                        Value
--------------------------------------------------------------------------------------------------------
                                  Homebuilding (continued)
         2,200,000                Rialto Holdings LLC, 7.0%, 12/1/18 (144A)              $     2,233,000
         1,625,000                Taylor Morrison Communities, Inc., 5.875%,
                                  4/15/23 (144A)                                               1,730,625
                                                                                         ---------------
                                                                                         $     9,147,095
                                                                                         ---------------
                                  Total Consumer Durables & Apparel                      $     9,147,095
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 3.6%
                                  Casinos & Gaming -- 2.0%
EUR      1,870,000                Codere Finance 2 Luxembourg SA, 6.75%,
                                  11/1/21 (144A)                                         $     2,068,115
           605,000                Codere Finance 2 Luxembourg SA, 7.625%,
                                  11/1/21 (144A)                                                 589,028
EUR      2,225,000                Intralot Capital Luxembourg SA, 6.75%,
                                  9/15/21 (144A)                                               2,555,275
            88,554                Mashantucket Western Pequot Tribe, 6.5%,
                                  7/1/36 (1.0% cash, 5.50% PIK) (PIK) (d)                          1,080
         6,376,000                Scientific Games International, Inc.,
                                  10.0%, 12/1/22                                               6,917,961
           625,000                Scientific Games International, Inc.,
                                  6.25%, 9/1/20                                                  601,562
                                                                                         ---------------
                                                                                         $    12,733,021
--------------------------------------------------------------------------------------------------------
                                  Hotels, Resorts & Cruise Lines -- 0.7%
         1,504,000                Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)               $     1,564,160
         2,960,000                Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                  3,093,200
                                                                                         ---------------
                                                                                         $     4,657,360
--------------------------------------------------------------------------------------------------------
                                  Specialized Consumer Services -- 0.9%
EUR      3,585,000                Boing Group Financing Plc, 6.625%,
                                  7/15/19 (144A)                                         $     3,952,270
         1,480,000                Constellis Holdings LLC, 9.75%, 5/15/20 (144A)               1,592,184
                                                                                         ---------------
                                                                                         $     5,544,454
                                                                                         ---------------
                                  Total Consumer Services                                $    22,934,835
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 3.6%
                                  Advertising -- 0.2%
         1,125,000                MDC Partners, Inc., 6.5%, 5/1/24 (144A)                $     1,096,875
--------------------------------------------------------------------------------------------------------
                                  Broadcasting -- 1.3%
         1,900,000                CCO Holdings LLC/Capital Corp., 5.125%,
                                  5/1/27 (144A)                                          $     1,938,000
         1,650,000                Gray Television, Inc., 5.125%, 10/15/24 (144A)               1,654,125
         1,970,000                Gray Television, Inc., 5.875%, 7/15/26 (144A)                2,038,950
         1,600,000                Sinclair Television Group, Inc., 5.125%,
                                  2/15/27 (144A)                                               1,588,000
EUR      1,240,000                United Group BV, 7.875%, 11/15/20 (144A)                     1,406,134
                                                                                         ---------------
                                                                                         $     8,625,209
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 1.4%
           320,000                Altice Financing SA, 6.625%, 2/15/23 (144A)            $       338,800
         1,615,000                CCO Holdings LLC, 5.75%, 2/15/26 (144A)                      1,715,421
         1,075,000                CSC Holdings LLC, 5.5%, 4/15/27 (144A)                       1,111,281
         2,140,000                DISH DBS Corp., 5.875%, 7/15/22                              2,266,881
           283,000                Intelsat Connect Finance SA, 12.5%,
                                  4/1/22 (144A)                                                  249,040
           595,000                Videotron, Ltd., 5.125%, 4/15/27 (144A)                        606,722
EUR      2,300,000                Ziggo Secured Finance BV, 4.25%,
                                  1/15/27 (144A)                                               2,646,937
                                                                                         ---------------
                                                                                         $     8,935,082
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 0.7%
GBP      1,070,000                AMC Entertainment Holdings, Ltd., 6.375%,
                                  11/15/24 (144A)                                        $     1,476,080
         1,575,000                Netflix Inc., 4.375% 11/15/26                                1,551,375
EUR      1,125,000                WMG Acquisition Corp., 4.125%, 11/1/24 (144A)                1,287,458
                                                                                         ---------------
                                                                                         $     4,314,913
                                                                                         ---------------
                                  Total Media                                            $    22,972,079
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.8%
                                  Distributors -- 0.2%
         1,250,000                LKQ Corp., 4.75%, 5/15/23                              $     1,256,250
--------------------------------------------------------------------------------------------------------
                                  Department Stores -- 0.6%
         2,050,000                Grupo Kaltex SA de CV, 8.875%, 4/11/22 (144A)          $     2,035,650
         2,285,000                PetSmart, Inc., 7.125%, 3/15/23 (144A)                       2,087,919
                                                                                         ---------------
                                                                                         $     4,123,569
                                                                                         ---------------
                                  Total Retailing                                        $     5,379,819
--------------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 0.2%
                                  Food Retail -- 0.2%
         1,535,000                C&S Group Enterprises LLC, 5.375%,
                                  7/15/22 (144A)                                         $     1,515,812
                                                                                         ---------------
                                  Total Food & Staples Retailing                         $     1,515,812
--------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 6.9%
                                  Agricultural Products -- 0.1%
         1,625,000                Tonon Luxembourg SA, 10.5%, 5/14/24
                                  (144A) (d)                                             $       731,250
--------------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 6.3%
GBP      1,170,000                Boparan Finance Plc, 5.5%, 7/15/21 (144A)              $     1,515,150
         4,050,000                CFG Investment SAC, 9.75%, 7/30/19 (144A) (d)                3,503,250
EUR      1,353,000                Darling Global Finance BV, 4.75%,
                                  5/30/22 (144A)                                               1,554,751
           775,000                FAGE International SA, 5.625%, 8/15/26 (144A)                  788,562

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 27

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats (continued)
         3,135,000                JBS USA LUX SA, 5.75%, 6/15/25 (144A)                  $     3,236,888
           525,000                Lamb Weston Holdings, Inc., 4.625%,
                                  11/1/24 (144A)                                                 542,062
           525,000                Lamb Weston Holdings, Inc., 4.875%,
                                  11/1/26 (144A)                                                 541,406
         1,335,000                Marb Bondco Plc, 7.0%, 3/15/24 (144A)                        1,349,952
         3,015,000                Marfrig Holdings Europe BV, 6.875%,
                                  6/24/19 (144A)                                               3,130,927
         3,923,000                Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)              4,163,245
         1,425,000                MHP SA, 8.25%, 4/2/20 (144A)                                 1,482,000
         2,210,000                Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                  2,193,403
         6,530,000                Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                 6,864,662
         6,500,000                Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                 5,557,500
           255,000                Post Holdings, Inc., 5.5%, 3/1/25 (144A)                       266,475
         2,630,000                Post Holdings, Inc., 6.0%, 12/15/22 (144A)                   2,807,525
                                                                                         ---------------
                                                                                         $    39,497,758
--------------------------------------------------------------------------------------------------------
                                  Tobacco -- 0.5%
           535,000                Alliance One International Inc., 8.5%, 4/15/21         $       555,062
         2,750,000                Alliance One International, Inc., 9.875%, 7/15/21            2,374,625
                                                                                         ---------------
                                                                                         $     2,929,687
                                                                                         ---------------
                                  Total Food, Beverage & Tobacco                         $    43,158,695
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
                                  Health Care Services -- 0.3%
         1,430,000                Team Health Holdings, Inc., 6.375%,
                                  2/1/25 (144A)                                          $     1,396,038
           820,000                Universal Hospital Services, Inc., 7.625%, 8/15/20             831,275
                                                                                         ---------------
                                                                                         $     2,227,313
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 1.3%
         3,915,000                CHS, 6.875%, 2/1/22                                    $     3,239,662
         2,400,000                Kindred Healthcare Inc., 6.375%, 4/15/22                     2,319,000
         1,320,000                Kindred Healthcare, Inc., 8.0%, 1/15/20                      1,362,900
         1,175,000                RegionalCare Hospital Partners Holdings, Inc.,
                                  8.25%, 5/1/23 (144A)                                         1,250,053
                                                                                         ---------------
                                                                                         $     8,171,615
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 1.4%
           245,000                Centene Corp., 4.75%, 1/15/25                          $       248,981
         1,840,000                Centene Corp., 4.75%, 5/15/22                                1,909,000
         1,550,000                Centene Corp., 5.625%, 2/15/21                               1,629,438
         1,500,000                Molina Healthcare, Inc., 5.375%, 11/15/22                    1,567,500
         3,155,000                Wellcare Health Plans, 5.25%, 4/1/25                         3,281,200
                                                                                         ---------------
                                                                                         $     8,636,119
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Health Care Technology -- 0.4%
EUR      2,200,000                Quintiles IMS, Inc., 3.25%, 3/15/25 (144A)             $     2,406,536
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $    21,441,583
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 2.1%
                                  Pharmaceuticals -- 2.1%
         1,165,000                DPx Holdings BV, 7.5%, 2/1/22 (144A)                   $     1,233,444
         5,256,000                Endo Finance LLC, 5.375%, 1/15/23 (144A)                     4,507,020
           225,000                Horizon Pharma Inc., 8.75% 11/1/24                             234,281
           750,000                Horizon Pharma, Inc., 6.625%, 5/1/23                           741,562
EUR      3,475,000                Valeant Pharmaceuticals International, Inc.,
                                  4.5%, 5/15/23                                                2,660,827
EUR      1,540,000                Valeant Pharmaceuticals International, Inc.,
                                  4.5%, 5/15/23 (144A)                                         1,179,186
         1,640,000                Valeant Pharmaceuticals International, Inc.,
                                  5.875%, 5/15/23 (144A)                                       1,211,550
           565,000                Valeant Pharmaceuticals International, Inc.,
                                  6.5%, 5/15/22 (144A)                                           578,419
           755,000                Valeant Pharmaceuticals International, Inc.,
                                  7.0%, 5/15/24 (144A)                                           770,100
                                                                                         ---------------
                                                                                         $    13,116,389
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $    13,116,389
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 8.4%
                                  Diversified Banks -- 7.8%
           800,000                Access Bank Plc, 10.5%, 10/19/21 (144A)                $       849,488
         1,885,000        9.25    Access Bank Plc, Floating Rate Note,
                                  6/24/21 (144A)                                               1,833,540
           835,000        7.20    Akbank Tas, Floating Rate Note, 3/16/27 (144A)                 881,469
INR    134,290,000                Asian Development Bank, 6.2%, 10/6/26                        2,067,767
INR    108,160,000                Asian Development Bank, 6.45%, 8/8/21                        1,695,896
         1,050,000        8.25    Banco de Galicia y Buenos Aires SA, Floating
                                  Rate Note, 7/19/26 (144A)                                    1,148,102
           925,000        9.00    Banco do Brasil SA, Floating Rate Note (Perpetual)             974,950
         1,765,000        6.50    Banco Gnb Sudameris SA, Floating Rate
                                  Note, 4/3/27 (144A)                                          1,820,950
           295,000        3.80    Banco Nacional de Comercio Exterior SNC
                                  Cayman Islands, Floating Rate Note,
                                  8/11/26 (144A)                                                 289,838
         2,000,000                Banco Nacional de Costa Rica, 6.25%,
                                  11/1/23 (144A)                                               2,083,000
         2,680,000                Banque Ouest Africaine de Developpement,
                                  5.5%, 5/6/21 (144A)                                          2,847,929
         1,400,000                BBVA Bancomer SA Texas, 6.75%,
                                  9/30/22 (144A)                                               1,583,120

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 29

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Diversified Banks (continued)
         3,625,000        7.62    BNP Paribas SA, Floating Rate Note,
                                  (Perpetual) (144A)                                     $     3,937,838
         1,900,000        5.90    Citigroup, Inc., Floating Rate Note, (Perpetual)             1,995,000
           854,000        6.25    Citigroup, Inc., Floating Rate Note, (Perpetual)               929,792
           460,000        7.88    Credit Agricole SA, Floating Rate Note,
                                  (Perpetual) (144A)                                             492,117
         2,525,000        8.12    Credit Agricole SA, Floating Rate Note,
                                  (Perpetual) (144A)                                           2,786,640
         1,685,000        6.50    ING Groep NV, Floating Rate Note, 12/29/49                   1,729,231
INR     42,350,000                Inter-American Development Bank, 6.0%, 9/5/17                  657,650
INR     31,450,000                International Bank for Reconstruction &
                                  Development, 5.75%, 10/28/19                                   486,848
         4,300,000        7.70    Intesa Sanpaolo S.p.A., Floating Rate Note,
                                  12/29/49 (Perpetual) (144A)                                  4,240,875
EUR        970,000        6.38    Lloyds Banking Group Plc, Floating Rate
                                  Note, (Perpetual)                                            1,126,985
         1,773,000        8.00    Royal Bank of Scotland Group Plc, Floating
                                  Rate Note, (Perpetual)                                       1,839,488
         1,570,000        8.62    Royal Bank of Scotland Group Plc, Floating
                                  Rate Note, (Perpetual)                                       1,694,815
           750,000                Sberbank of Russia Via SB Capital SA, 5.25%,
                                  5/23/23 (144A)                                                 774,375
         1,640,000        7.38    Societe Generale SA, Floating Rate Note,
                                  (Perpetual) (144A)                                           1,734,300
           650,000                Turkiye Is Bankasi A.S. 6.125%, 4/25/24 (144A)                 660,036
         1,840,000                Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                   1,851,390
         1,500,000                Turkiye Is Bankasi, 5.5%, 4/21/22 (144A)                     1,504,500
         1,259,000        8.00    Turkiye Vakiflar Bankasi TAO, Floating Rate
                                  Note, 11/1/27 (144A)                                         1,308,668
           775,000                VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                  10/17/22 (144A)                                                844,750
                                                                                         ---------------
                                                                                         $    48,671,347
--------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- 0.6%
         2,700,000                Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                                  9/26/19 (144A)                                         $     2,943,000
           925,000                Vnesheconombank Via VEB Finance Plc,
                                  6.902%, 7/9/20 (144A)                                        1,015,117
                                                                                         ---------------
                                                                                         $     3,958,117
                                                                                         ---------------
                                  Total Banks                                            $    52,629,464
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 3.9%
                                  Specialized Finance -- 1.5%
         3,000,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)          $     3,283,911
         4,870,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                        4,894,350

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Specialized Finance (continued)
         1,185,000                Nationstar Mortgage LLC, 6.5%, 7/1/21                  $     1,202,775
                                                                                         ---------------
                                                                                         $     9,381,036
--------------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 1.5%
           150,000                Ally Financial, Inc., 4.625%, 5/19/22                  $       153,000
         3,478,000                Ally Financial, Inc., 5.75%, 11/20/25                        3,560,602
         1,925,000                Credito Real SAB de CV SOFOM ER, 7.25%,
                                  7/20/23 (144A)                                               2,009,219
INR    240,670,000                International Finance Corp., 8.25%, 6/10/21                  4,000,812
                                                                                         ---------------
                                                                                         $     9,723,633
--------------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 0.5%
         2,800,000                JBS Investment Management, Ltd., 7.25%, 4/3/24         $     2,929,500
--------------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.4%
         2,028,000                UBS AG, 7.625%, 8/17/22                                $     2,367,690
                                                                                         ---------------
                                  Total Diversified Financials                           $    24,401,859
--------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 2.7%
                                  Life & Health Insurance -- 0.2%
GBP        954,047                TIG FINCO Plc, 8.75%, 4/2/20                           $     1,200,769
GBP        168,361        8.50    TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)               222,824
                                                                                         ---------------
                                                                                         $     1,423,593
--------------------------------------------------------------------------------------------------------
                                  Reinsurance -- 2.5%
           450,000        6.13    Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                  (Cat Bond) (144A)                                      $       462,825
         1,300,000                Arlington Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 8/31/16 (f)(g)                             63,180
           800,000                Berwick 2016-1 Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                   38,000
         1,000,000                Berwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note, 1/22/16 (f)(g)                              30,000
           500,000        0.00    Caelus Re, Ltd., Floating Rate Note, 6/5/20
                                  (Cat Bond)                                                     500,000
         2,600,000                Carnoustie 2016-N,Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 11/30/20 (f)(g)                281,320
           800,000                Carnoustie 2017 Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 11/30/21 (f)(g)                810,160
         3,900,000                Carnoustie Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 2/19/16 (f)(g)                      79,560
           600,000                Cypress 2017 Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 7/10/17 (f)(g)                     533,880
           600,000                Eden Re II, Ltd., Variable Rate Notes,
                                  3/22/21 (f)(g)                                                 615,900
             2,646                Eden Re II, Ltd., Variable Rate Notes,
                                  4/23/19 (f)(g) (144A)                                           57,114

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 31

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Reinsurance (continued)
           300,000        7.34    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                  (Cat Bond) (144A)                                      $       299,430
           250,000        8.98    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                  (Cat Bond) (144A)                                              247,575
           300,000        6.34    Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                  (Cat Bond) (144A)                                              299,940
           300,000        7.26    Galilei Re, Ltd., Floating Rate Note, 1/8/21
                                  (Cat Bond) (144A)                                              299,940
         1,600,000                Gleneagles Segregated Account (Artex SAC Ltd),
                                  Variable Rate Notes, 11/30/20 (f)(g)                           269,120
           800,000                Gullane 2017 Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 11/30/21 (f)(g)                    813,680
         3,500,000                Gullane Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note 11/30/20 (f)(g)                             146,650
EUR        250,000       12.00    Horse Capital I DAC, Floating Rate Note,
                                  6/15/20 (Cat Bond) (144A)                                      273,953
           500,000        0.00    Kilimanjaro II Series A-1, Ltd., Floating Rate
                                  Note, 4/20/21 (Cat Bond) (144A)                                502,400
           350,000                Kingsbarns Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 5/15/17 (f)(g)                     349,860
           250,000                Limestone Re, Ltd., Floating Rate Note,
                                  8/31/21 (f)(g)                                                 251,775
           250,000                Limestone Re, Ltd., Floating Rate Note,
                                  8/31/21 (f)(g)                                                 251,775
         2,400,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)(g)            13,920
         1,100,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (f)(g)            61,600
           450,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/20 (f)(g)           452,700
           490,000                Madison Re, Variable Rate Notes, 3/31/19 (f)(g)                544,341
         3,900,000                Pangaea Re, Series 2015-1, Principal at Risk
                                  Notes, 2/1/19 (f)(g)                                            17,550
         1,000,000                Pangaea Re, Series 2016-2, Principal at Risk
                                  Notes, 11/30/20 (f)(g)                                       1,152,200
         3,500,000                Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)                486,500
           300,000                Pinehurst Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 1/16/18 (f)(g)                            288,390
         1,300,000                Prestwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 7/1/16 (f)(g)                              37,960
           250,000        0.00    Residential Reinsurance 2016, Ltd., Floating
                                  Rate Note, 12/6/20 (Cat Bond) (144A)                           235,350
           500,000        5.03    Residential Reinsurance 2016, Ltd., Floating
                                  Rate Note, 12/6/23 (Cat Bond) (144A)                           498,050
           400,000                Resilience Re, Ltd., Variable Rate Notes,
                                  1/9/19 (f)(g)                                                  400,000
           400,000                Resilience Re, Ltd., Variable Rate Notes,
                                  4/7/18 (f)(g) (144A)                                           362,240
AUD        300,000                RW0009 (Artex SAC Ltd.), Variable Rate
                                  Notes, 7/10/17 (f)(g)                                          198,233

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Reinsurance (continued)
             5,450                Sector Re V, Ltd., Variable Rate Notes,
                                  12/1/20 (144A) (f)(g)                                  $        66,385
         2,600,000                St. Andrews Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 1/22/16 (f)(g)                      51,220
         1,750,000                St. Andrews Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                      246,050
           500,000                St. Andrews Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 2/1/19 (f)(g)                      509,500
           600,000                St. Andrews Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 6/1/19 (f)(g)                      600,480
           500,000                Sunningdale 2017 Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 7/10/17 (f)(g)                 462,550
JPY     98,019,477                Tralee Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note 7/15/17 (f)(g)                              876,095
         3,000,000                Versutus 2016, Class A-1, Variable Rate
                                  Notes, 11/30/20 (f)(g)                                         122,400
           600,000                Versutus 2017, Class A-1, Variable Rate
                                  Notes, 11/30/21 (f)(g)                                         614,220
                                                                                         ---------------
                                                                                         $    15,775,971
                                                                                         ---------------
                                  Total Insurance                                        $    17,199,564
--------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 1.4%
                                  Specialized REIT -- 0.4%
         2,314,110                AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                  (12.0% cash, 0.0% PIK) (PIK)                           $     2,424,030
--------------------------------------------------------------------------------------------------------
                                  Diversified REIT -- 0.4%
EUR      1,960,000                MPT Operation Partnersp/Financial,
                                  3.325%, 3/24/25                                        $     2,178,627
--------------------------------------------------------------------------------------------------------
                                  Specialized REIT -- 0.6%
         2,870,000                Communications Sales & Leasing, Inc., 6.0%,
                                  4/15/23 (144A)                                         $     2,986,608
           919,000                Equinix, Inc., 5.375%, 4/1/23                                  956,909
                                                                                         ---------------
                                                                                         $     3,943,517
                                                                                         ---------------
                                  Total Real Estate                                      $     8,546,174
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 2.4%
                                  Internet Software & Services -- 0.4%
         1,780,000                Cimpress NV, 7.0%, 4/1/22 (144A)                       $     1,831,175
           551,000                IAC, 4.875%, 11/30/18                                          558,576
                                                                                         ---------------
                                                                                         $     2,389,751
--------------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 0.5%
           795,000                Change Healthcare Holdings LLC, 5.75%,
                                  3/1/25 (144A)                                          $       815,869
           735,000                Diamond 1 Finance Corp., 5.875%,
                                  6/15/21 (144A)                                                 779,100

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 33

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services (continued)
         1,455,000                Rackspace, 8.625%, 11/15/24                            $     1,540,481
                                                                                         ---------------
                                                                                         $     3,135,450
--------------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 1.3%
EUR      1,250,000                Alliance Data Systems Co., 4.5%, 3/15/22 (144A)        $     1,421,696
         1,765,000                Alliance Data Systems Company, 5.875, 11/1/21                1,826,775
         3,100,000                Cardtronics, Inc., 5.125%, 8/1/22                            3,162,000
           610,000                Cardtronics, Inc., USA, 5.5%, 5/1/25 (144A)                    622,962
         1,260,000                First Data Corp., 7.0%, 12/1/23 (144A)                       1,350,972
                                                                                         ---------------
                                                                                         $     8,384,405
--------------------------------------------------------------------------------------------------------
                                  Application Software -- 0.2%
         1,430,000                Open Text Corp., 5.875%, 6/1/26 (144A)                 $     1,526,525
                                                                                         ---------------
                                  Total Software & Services                              $    15,436,131
--------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                  Communications Equipment -- 0.1%
           512,000                CommScope Technologies Finance LLC, 6.0%,
                                  6/15/25 (144A)                                         $       545,920
--------------------------------------------------------------------------------------------------------
                                  Computer Hardware -- 0.2%
           910,000                Diebold Nixdorf, Inc., 8.5%, 4/15/24                   $     1,014,650
--------------------------------------------------------------------------------------------------------
                                  Electronic Components -- 0.4%
EUR        250,000                Belden, Inc., 4.125%, 10/15/26 (144A)                  $       279,210
         1,000,000                Belden, Inc., 5.25%, 7/15/24 (144A)                          1,010,000
EUR      1,095,000                Belden, Inc., 5.5%, 4/15/23                                  1,257,056
                                                                                         ---------------
                                                                                         $     2,546,266
                                                                                         ---------------
                                  Total Technology Hardware & Equipment                  $     4,106,836
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.1%
                                  Semiconductors -- 0.1%
           434,000                Micron Technology, Inc., 5.5%, 2/1/25                  $       453,530
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor
                                  Equipment                                              $       453,530
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 6.6%
                                  Integrated Telecommunication Services -- 2.1%
         2,260,000                CenturyLink, Inc., 5.625%, 4/1/25                      $     2,206,325
         6,075,000                Frontier Communications Corp., 8.75%, 4/15/22                5,860,492
         1,665,000                GCI, Inc., 6.875%, 4/15/25                                   1,789,875
         2,975,000                Windstream Services LLC, 7.75%, 10/15/20                     3,034,500
                                                                                         ---------------
                                                                                         $    12,891,192
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 4.5%
         2,800,000                Altice Financing SA, 6.5%, 1/15/22 (144A)              $     2,936,500
           600,000                Altice Finco SA, 8.125%, 1/15/24 (144A)                        648,000
         3,320,000                Digicel, Ltd., 6.0%, 4/15/21 (144A)                          3,154,000
EUR      1,425,000                Impera Holdings SA, 5.375%, 9/15/22 (144A)                   1,597,534
         1,050,000                Mobile Telesystems OJSC via MTS International
                                  Funding, Ltd., 5.0%, 5/30/23 (144A)                          1,090,792
         4,825,000                MTN Mauritius Investment, Ltd., 5.373%,
                                  2/13/22 (144A)                                               4,913,042
         4,685,000                Sprint Corp., 7.25%, 9/15/21                                 5,124,219
         1,155,000                T-Mobile USA, Inc., 6.0%, 4/15/24                            1,251,442
         2,750,000                Unison Ground Lease Funding LLC, 5.78%,
                                  3/16/43 (144A)                                               2,720,653
         2,470,000                VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                2,799,770
RUB    124,400,000                VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                  2,181,320
                                                                                         ---------------
                                                                                         $    28,417,272
                                                                                         ---------------
                                  Total Telecommunication Services                       $    41,308,464
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 4.5%
                                  Electric Utilities -- 2.2%
         1,325,000                Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21     $     1,356,800
EUR      1,475,000                ContourGlobal Power Holdings SA, 5.125%,
                                  6/15/21 (144A)                                               1,703,188
         1,325,000        5.25    Electricite de France SA, Floating Rate Note
                                  (Perpetual) (144A)                                           1,325,000
         2,395,000        8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)              2,802,150
           725,000                Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                   761,250
           137,000                Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                134,945
         3,260,000                Talen Energy Supply LLC, 6.5%, 6/1/25                        2,591,700
         2,715,000                TerraForm Power, 9.75%, 8/15/22 (144A)                       3,013,650
                                                                                         ---------------
                                                                                         $    13,688,683
--------------------------------------------------------------------------------------------------------
                                  Gas Utilities -- 0.6%
         2,133,000                DCP Midstream Operating LP, 5.6%, 4/1/44               $     2,037,015
         1,850,000                Ferrellgas LP, 6.75%, 6/15/23                                1,785,250
                                                                                         ---------------
                                                                                         $     3,822,265
--------------------------------------------------------------------------------------------------------
                                  Multi-Utilities -- 0.5%
         3,150,246                Ormat Funding Corp., 8.25%, 12/30/20                   $     3,150,246
--------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 1.2%
         1,195,000                Calpine Corp., 5.25%, 6/1/26 (144A)                    $     1,202,469
           725,000                Calpine Corp., 5.75%, 1/15/25                                  701,438
           940,000                Instituto Costarricense de Electricidad,
                                  6.95%, 11/10/21 (144A)                                         999,822

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 35

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders (continued)
         1,800,000                NRG Energy, Inc., 6.25%, 5/1/24                        $     1,793,700
         1,705,000                NRG Energy, Inc., 6.625%, 1/15/27                            1,687,950
         1,370,000                NRG Energy, Inc., 7.25%, 5/15/26                             1,400,825
           205,000                TerraForm Power Operating LLC, 6.375%,
                                  2/1/23 (Step) (144A)                                           211,919
                                                                                         ---------------
                                                                                         $     7,998,123
                                                                                         ---------------
                                  Total Utilities                                        $    28,659,317
--------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $500,959,640)                                    $   510,612,133
--------------------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT AND AGENCY
                                  OBLIGATIONS -- 1.1%
         4,790,000                U.S. Treasury Bills, 5/18/17 (c)                       $     4,788,462
         2,000,000                U.S. Treasury Bills, 5/11/17 (c)                             1,999,632
                                                                                         ---------------
                                                                                         $     6,788,094
--------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT AND
                                  AGENCY OBLIGATIONS
                                  (Cost $6,787,927)                                      $     6,788,094
--------------------------------------------------------------------------------------------------------
                                  FOREIGN GOVERNMENT BONDS -- 7.8%
         1,845,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)           $     1,909,354
         2,250,000                Brazil Minas SPE via State of Minas Gerais,
                                  5.333%, 2/15/28 (144A)                                       2,221,875
         2,650,000                City of Buenos Aires Argentina, 7.5%,
                                  6/1/27 (144A)                                                2,838,680
           560,000                Ecuador Government International Bond,
                                  10.5%, 3/24/20 (144A)                                          599,200
EGP     67,975,000                Egypt Treasury Bill, 3/6/18 (c)                              3,247,002
         1,321,053        6.79    EP PetroEcuador via Noble Sovereign Funding I,
                                  Ltd., Floating Rate Note, 9/24/19                            1,323,695
           690,000                Gabon Government International Bond,
                                  6.375%, 12/12/24 (144A)                                        675,682
GHS      4,350,000                Ghana Government Bond, 21.5%, 3/9/20                         1,055,664
GHS      9,405,000                Ghana Government Bond, 24.5%, 4/22/19                        2,369,213
GHS      4,085,000                Ghana Government Bond, 24.75%, 7/19/21                       1,106,513
         1,770,000                Hazine Mustesarligi, 5.004%, 4/6/23 (144A)                   1,803,630
           925,000                Honduras Government International Bond,
                                  6.25%, 1/19/27 (144A)                                          957,976
           900,000                Jordan Government International Bond,
                                  5.75%, 1/31/27 (144A)                                          889,038
         1,535,000                Kenya Government International Bond,
                                  5.875%, 6/24/19 (144A)                                       1,587,113
MXN     77,241,758                Mexican Udibonos, 2.0%, 6/9/22                               3,860,715

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  FOREIGN GOVERNMENT BONDS (continued)
MXN      9,886,577                Mexican Udibonos, 3.5%, 12/14/17                       $       524,673
EUR      1,915,000                Mexico Government International Bond,
                                  4.0%, 3/15/15                                                1,875,735
         1,415,000                Namibia International Bonds, 5.25%,
                                  10/29/25 (144A)                                              1,432,688
         1,760,000                Oman Government International Bond,
                                  5.375%, 3/8/27 (144A)                                        1,836,278
         1,334,660                Province of Salta Argentina, 9.5%, 3/16/22 (144A)            1,418,076
         1,380,000                Provincia de Buenos Aires Argentina, 9.125%,
                                  3/16/24 (144A)                                               1,566,990
         2,590,000                Provincia de Entre Rios Argentina, 8.75%,
                                  2/8/25 (144A)                                                2,646,151
         3,015,000                Provincia del Chubut Argentina, 7.75%,
                                  7/26/26 (144A)                                               3,034,386
         1,125,000                Republic Of Argentina, 6.825%, 1/26/27                       1,188,562
         1,850,000                Republic Of Argentina, 7.5%, 4/22/26                         2,026,675
RON      8,220,000                Romania Government Bond, 5.85%, 4/26/23                      2,255,088
         2,575,000                Turkey Government International Bond,
                                  6.0%, 3/25/27                                                2,755,250
                                                                                         ---------------
                                                                                         $    49,005,902
--------------------------------------------------------------------------------------------------------
                                  TOTAL FOREIGN GOVERNMENT BONDS
                                  (Cost $49,966,265)                                     $    49,005,902
--------------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN
                                  INTERESTS -- 3.0%**
                                  ENERGY -- 0.3%
                                  Oil & Gas Drilling -- 0.3%
         1,950,000        7.00    Gavilan Resources LLC, Initial Term Loan
                                  (Second Lien), 2/23/24                                 $     1,945,710
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
         1,034,769        8.15    Long Haul Holdings, Ltd., Facility B Loan,
                                  11/17/13 (d)                                           $       108,651
                                                                                         ---------------
                                  Total Energy                                           $     2,054,361
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.6%
                                  Paper Packaging -- 0.3%
         1,615,000        6.65    Caraustar Industries, Inc., Refinancing Term
                                  Loan, 3/9/22                                           $     1,630,141
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 0.0%+
            64,892        3.75    Fortescue Metals Group Ltd., Bank Loan, 6/30/19        $        65,371
--------------------------------------------------------------------------------------------------------
                                  Steel -- 0.3%
         1,985,025        4.91    Zekelman Industries, Inc., Term Loan, 6/8/21           $     2,011,078
                                                                                         ---------------
                                  Total Materials                                        $     3,706,590
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 37

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.3%
                                  Aerospace & Defense -- 0.3%
         1,845,711        7.75    DynCorp International, Inc., Term Loan B2, 7/7/20      $     1,852,632
                                                                                         ---------------
                                  Total Capital Goods                                    $     1,852,632
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                  Diversified Support Services -- 0.1%
           489,559        3.76    IAP Worldwide Services, Inc., Term Loan, 7/18/19       $       465,081
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $       465,081
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.0%+
                                  Auto Parts & Equipment -- 0.0%+
             1,773        2.99    Allison Transmission, Inc., Term B-3 Loan, 8/23/19     $         1,793
                                                                                         ---------------
                                  Total Automobiles & Components                         $         1,793
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.3%
                                  Advertising -- 0.3%
         2,127,200        6.75    Affinion Group, Inc., Tranche B Term Loan, 4/30/18     $     2,127,011
                                                                                         ---------------
                                  Total Media                                            $     2,127,011
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.2%
                                  Automotive Retail -- 0.2%
         1,398,829        4.74    CWGS Group LLC, Term Loan, 11/3/23                     $     1,410,370
                                                                                         ---------------
                                  Total Retailing                                        $     1,410,370
--------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                  Household Products -- 0.2%
         1,397,813        8.50    Redbox Automated Retail LLC, Term Loan (First
                                  Lien), 9/28/21                                         $     1,402,471
--------------------------------------------------------------------------------------------------------
                                  Personal Products -- 0.2%
           796,000        4.49    Revlon Consumer Products Corp., Initial Term B
                                  Loan, 7/22/23                                          $       798,932
                                                                                         ---------------
                                  Total Household & Personal Products                    $     2,201,403
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                  Health Care Services -- 0.5%
           999,129        4.35    Alliance HealthCare Services, Inc., Initial Term
                                  Loan, 6/3/19                                           $       999,754
           657,679        6.50    BioScrip, Inc., Initial Term B Loan, 7/31/20                   652,336
           394,608        6.50    BioScrip, Inc., Term Loan, 7/31/20                             391,401
         1,310,000        4.50    National Surgical Hospitals, Inc., Term Loan
                                  (First Lien), 5/15/22                                        1,310,786
                                                                                         ---------------
                                                                                         $     3,354,277
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)(l)         Rate (b)                                                           Value
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.2%
           591,387       10.25    MMM Holdings, Inc., Term Loan, 10/9/17 (d)             $       579,559
           429,935       10.25    MSO of Puerto Rico, Inc., MSO Term Loan,
                                  12/12/17 (d)                                                   421,337
                                                                                         ---------------
                                                                                         $     1,000,896
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $     4,355,173
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 0.1%
                                  Electric Utilities -- 0.1%
           162,500        3.74    Vistra Operations Co LLC, Initial Term C
                                  Loan, 8/4/23                                           $       162,348
           710,719        3.75    Vistra Operations Co LLC, Initial Term Loan, 8/4/23            710,053
                                                                                         ---------------
                                                                                         $       872,401
                                                                                         ---------------
                                  Total Utilities                                        $       872,401
--------------------------------------------------------------------------------------------------------
                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                  (Cost $19,515,417)                                     $    19,046,815
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                  RIGHTS / WARRANTS -- 0.0%+
                                  ENERGY -- 0.0%+
                                  Oil & Gas Exploration & Production -- 0.0%+
             7,415                Midstates Petroleum Company, Inc.
                                  Warrants, 4/21/20                                      $            --
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
                56                Contura Energy, Inc., 7/26/23                          $         1,601
                                                                                         ---------------
                                  Total Energy                                           $         1,601
--------------------------------------------------------------------------------------------------------
                                  TOTAL RIGHTS / WARRANTS
                                  (Cost $164)                                            $         1,601
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)(l)
--------------------------------------------------------------------------------------------------------
                                  MUNICIPAL COLLATERALIZED
                                  DEBT OBLIGATION -- 0.0%+
                                  Municipal General -- 0.0%+
         8,875,000        0.00    Non-Profit Preferred Funding Trust I, Floating
                                  Rate Note, 9/15/37 (144A)                              $       177,500
--------------------------------------------------------------------------------------------------------
                                  TOTAL MUNICIPAL COLLATERALIZED
                                  DEBT OBLIGATION
                                  (Cost $8,860,350)                                      $       177,500
--------------------------------------------------------------------------------------------------------
                                  TEMPORARY CASH INVESTMENT -- 0.3%
                                  Commercial Paper -- 0.3%
         1,580,000                Natixis NY, Commercial Paper, 5/1/17 (c)               $     1,579,879
--------------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENT
                                  (Cost $1,580,000)                                      $     1,579,879
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 39

--------------------------------------------------------------------------------------------------------
Number                                                              Strike   Expiration
of Contracts          Description                Counterparty       Price    Date        Value
--------------------------------------------------------------------------------------------------------
                                  CALL OPTIONS PURCHASED -- 0.0%+
MXN 297,012(i)        Desarrolladora Homex       Bank of New York
                      SAB de CV                  Mellon Corp        $--(k)   10/23/22    $            --
MXN 297,012(j)        Desarrolladora Homex       Bank of New York
                      SAB de CV                  Mellon Corp         --(k)   10/23/22                 --
                                                                                         ---------------
                                                                                         $            --
--------------------------------------------------------------------------------------------------------
                                  TOTAL CALL OPTIONS PURCHASED
                                  (Premiums paid $0)                                     $            --
--------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT IN SECURITIES -- 98.3%
                                  (Cost $635,758,490) (a)                                $   619,952,276
--------------------------------------------------------------------------------------------------------
                                  OTHER ASSETS & LIABILITIES -- 1.7%                     $    10,816,756
--------------------------------------------------------------------------------------------------------
                                  NET ASSETS -- 100.0%                                   $   630,769,032
========================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

REIT         Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay-in-kind security.

(Cat Bond)   Catastrophe or event linked bond. At April 30, 2017 the value of these securities amounted to $3,619,463 or 0.6% of net assets.
             See Notes to Financial Statements -- 1H.

REMICS       Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2017, the value of these securities amounted to $336,360,919 or 53.3% of net assets.

(a) At April 30, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $637,476,827 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                               $ 31,519,562

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (49,044,113)
                                                                                       ------------
             Net unrealized depreciation                                               $(17,524,551)
                                                                                       ============

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)           Security is in default.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes to Financial Statements -- Note 1A.

(f) Structured reinsurance investment. At April 30, 2017, the value of these securities amounted to $12,156,508 or 1.9% of net assets. See Notes to Financial Statements -- Note 1H.

(g)           Rate to be determined.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

              United States                                          52.6%
              Luxembourg                                              6.6%
              United Kingdom                                          4.6%
              Netherlands                                             4.1%
              Mexico                                                  3.1%
              Argentina                                               2.8%
              Canada                                                  2.4%
              France                                                  2.3%
              Bermuda                                                 2.0%
              Ireland                                                 1.9%
              Turkey                                                  1.7%
              Peru                                                    1.4%
              Cayman Islands                                          1.2%
              Italy                                                   1.1%
              Other (individually less than 1%)                      12.2%
                                                                    ------
                                                                    100.0%
                                                                    ======

(i) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
              12.5 Billion.

(j) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
              15.5 Billion.

(k)           Strike price is 1 Mexican Peso (MXN).

(l) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              AUD         Australian Dollar
              EGP         Egyptian Pound
              EUR         Euro
              GBP         British Pound Sterling
              GHS         Ghanian Cedis
              INR         Indian Rupee
              JPY         Japanese Yen
              MXN         Mexican Peso
              RON         Romanian Leu
              RUB         Russian Ruble

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 41

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2017 were as follows:

--------------------------------------------------------------------------------
                                             Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities         $         --           $         --
Other Long-Term Securities                   $167,384,352           $204,170,961

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended April 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $3,603,959 and $18,163,680, respectively, which resulted in a net realized gain of $485,468.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------
                                                                                Premiums
Notional                       Obligation              Credit      Expiration   Received    Unrealized
Principal($)(1)   Exchange     Entity/Index   Coupon   Rating(2)   Date         (Paid)      Appreciation
--------------------------------------------------------------------------------------------------------
      4,326,700   Chicago      Markit CDX     5.00%    BBB+        12/20/20     $ (33,363)  $402,381
                  Mercentile   North America
                  Exchange     High Yield
                               Index
      3,276,900   Chicago      Markit CDX     5.00%    BBB+        6/20/21        141,038    159,629
                  Mercentile   North America
                  Exchange     High Yield
                               Index
--------------------------------------------------------------------------------------------------------
                                                                                $ 107,675   $562,010
========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------
                               Level 1         Level 2       Level 3          Total
------------------------------------------------------------------------------------------
Convertible Corporate Bonds    $           --  $ 14,030,597  $            --  $ 14,030,597
Preferred Stocks
  Transportation
     Air Freight & Logistics               --       771,338               --       771,338
  Diversified Financials
     Consumer Finance               2,467,685            --               --     2,467,685
Convertible Preferred Stock         3,215,563            --               --     3,215,563
Common Stocks
  Energy
     Oil & Gas Exploration &
        Production                  1,192,236       745,569        1,937,805
  Capital Goods
     Industrial Machinery                  --            --            1,560         1,560
  Commercial Services &
     Supplies
     Diversified Support
        Services                           --        84,949               --        84,949
  Transportation
     Air Freight & Logistics          316,730            --          316,730
  Consumer Services
     Education Services               120,666            --          120,666
  All Other Common Stocks           1,520,820            --               --     1,520,820
Asset Backed Securities                    --       460,288               --       460,288
Collateralized Mortgage
  Obligations                              --     7,812,351               --     7,812,351
Corporate Bonds
  Insurance
     Reinsurance                           --     3,619,463       12,156,508    15,775,971
  All Other Corporate Bonds                --   494,836,162               --   494,836,162
U.S. Government and
  Agency Obligations                       --     6,788,094               --     6,788,094
Foreign Government Bonds                   --    49,005,902               --    49,005,902
Senior Floating Rate
  Loan Interests                           --    19,046,815               --    19,046,815
Rights/Warrants                            --         1,601               --         1,601
Municipal Collateralized
  Debt Obligation                          --       177,500               --       177,500
Commercial Paper                           --     1,579,879                      1,579,879
Call Options Purchased                     --            --               --            --
------------------------------------------------------------------------------------------
Total                          $    8,396,304  $599,397,904  $    12,158,068  $619,952,276
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 43

----------------------------------------------------------------------------------------
                                     Level 1      Level 2        Level 3       Total
----------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  forward foreign
  currency contracts                 $--          $ 21,978       $--           $ 21,978
Unrealized depreciation on
  forward foreign
  currency contracts                  --           (89,441)       --            (89,441)
Unrealized appreciation on
  centrally cleared
  swap contracts                      --           562,009        --            562,009
----------------------------------------------------------------------------------------
Total Other Financial Instruments    $--          $494,546       $--           $494,546
========================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------------
                                                 Convertible
                                  Common         Corporate        Corporate
                                  Stocks         Bonds            Bonds          Total
----------------------------------------------------------------------------------------------
Balance as of 10/31/16            $ 4,300,699    $      346,412   $ 27,598,609   $ 32,245,720
Realized gain (loss)(1)            (2,417,743)       (3,729,029)         5,450     (6,141,322)
Change in unrealized
  appreciation (depreciation)(2)    2,584,216         3,729,029       (560,967)     5,752,278
Purchases                                  --                --      7,043,196      7,043,196
Sales                              (4,465,612)         (346,412)   (21,929,780)   (26,741,804)
Transfers between Level 3*                 --                --             --             --
----------------------------------------------------------------------------------------------
Balance as of 4/30/17             $     1,560    $           --   $ 12,156,508   $ 12,158,068
==============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2017, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 4/30/17                                                   $(239,574)
                                                                               ---------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Statement of Assets and Liabilities | 4/30/17 (unaudited)

ASSETS:
  Investment in securities (cost $635,758,490)                           $  619,952,276
  Cash                                                                        2,987,817
  Foreign currencies, at value (cost $5,801,411)                              5,909,606
  Restricted cash*                                                              419,636
  Receivables --
     Investment securities sold                                               3,869,916
     Fund shares sold                                                         1,762,197
     Dividends                                                                   56,104
     Interest                                                                 8,822,825
  Unrealized appreciation on forward foreign currency contracts                  21,978
  Variation margin on centrally cleared swap contracts                            3,879
  Other assets                                                                   41,128
----------------------------------------------------------------------------------------
          Total assets                                                   $  643,847,362
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $    8,973,528
     Fund shares repurchased                                                  3,110,482
     Distributions                                                              439,595
     Trustee fees                                                                 3,573
  Unrealized depreciation on forward foreign currency contracts                  89,441
  Due to affiliates                                                              72,388
  Accrued expenses                                                              389,323
----------------------------------------------------------------------------------------
          Total liabilities                                              $   13,078,330
========================================================================================
NET ASSETS:
  Paid-in capital                                                        $1,147,429,547
  Distributions in excess of net investment income                           (1,412,228)
  Accumulated net realized loss on investments, swap contracts,
     futures contracts and foreign currency transactions                   (500,005,844)
  Net unrealized depreciation on investments                                (15,806,214)
  Unrealized appreciation on swap contracts                                     562,009
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               1,762
----------------------------------------------------------------------------------------
         Net assets                                                      $  630,769,032
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $183,570,931/20,567,547 shares)                      $         8.93
  Class C (based on $165,080,547/18,543,269 shares)                      $         8.90
  Class Y (based on $282,117,554/32,185,628 shares)                      $         8.77
MAXIMUM OFFERING PRICE:
  Class A ($8.93 (divided by) 95.5%)                                     $         9.35
========================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 45

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2017

INVESTMENT INCOME:
   Interest                                                      $  22,500,812
   Dividends                                                           188,118
-----------------------------------------------------------------------------------------------
         Total investment income                                                 $  22,688,930
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $   2,185,622
  Transfer agent fees
     Class A                                                           138,900
     Class C                                                            85,311
     Class Y                                                           160,604
  Distribution fees
     Class A                                                           237,389
     Class C                                                           855,311
  Shareholder communication expense                                     34,353
  Administrative expense                                               111,399
  Custodian fees                                                        36,625
  Registration fees                                                     35,587
  Professional fees                                                     29,518
  Printing expense                                                      19,896
  Fees and expenses of nonaffiliated Trustees                           13,852
  Miscellaneous                                                         63,980
-----------------------------------------------------------------------------------------------
     Total expenses                                                              $   4,008,347
-----------------------------------------------------------------------------------------------
         Net investment income                                                   $  18,680,583
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                 $ (17,748,476)
     Class actions                                                      86,981
     Swap contracts                                                     95,815
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (472,214)  $ (18,037,894)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $  32,418,804
     Swap contracts                                                    269,629
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (317,604)  $  32,370,829
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, class actions, swap contracts and foreign currency
     transactions                                                                $  14,332,935
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $  33,013,518
===============================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          4/30/17         Year Ended
                                                          (unaudited)     10/31/16
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                     $  18,680,583   $   49,164,741
Net realized gain (loss) on investments, class
  actions, swap contracts and foreign currency
  transactions                                              (18,037,894)     (93,291,792)
Change in net unrealized appreciation (depreciation)
  on investments, swap contracts
  and foreign currency transactions                          32,370,829       77,920,640
-----------------------------------------------------------------------------------------
       Net decrease in net assets resulting
          from operations                                 $  33,013,518   $   33,793,589
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.24 and $0.47 per share, respectively)  $  (5,284,347)  $  (12,102,966)
       Class C ($0.21 and $0.41 per share, respectively)     (4,157,544)      (9,849,973)
       Class Y ($0.25 and $0.48 per share, respectively)     (7,981,452)     (20,292,853)
Tax return of capital:
       Class A ($0.00 and $0.04 per share, respectively)             --       (1,039,895)
       Class C ($0.00 and $0.04 per share, respectively)             --         (957,019)
       Class Y ($0.00 and $0.04 per share, respectively)             --       (1,462,389)
-----------------------------------------------------------------------------------------
          Total distributions to shareowners              $ (17,423,343)  $  (45,705,095)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  58,178,995   $  107,183,404
Reinvestment of distributions                                15,114,421       40,330,239
Cost of shares repurchased                                 (123,278,064)    (447,001,020)
-----------------------------------------------------------------------------------------
       Net decrease in net assets resulting from
          Fund share transactions                         $ (49,984,648)  $ (299,487,377)
-----------------------------------------------------------------------------------------
       Net decrease in net assets                         $ (34,394,473)  $ (311,398,883)
NET ASSETS:
Beginning of period                                       $ 665,163,505   $  976,562,388
-----------------------------------------------------------------------------------------
End of period                                             $ 630,769,032   $  665,163,505
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income          $  (1,412,228)  $   (2,669,468)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 47

--------------------------------------------------------------------------------------
                           Six Months   Six Months
                           Ended        Ended
                           4/30/17      4/30/17           Year Ended   Year Ended
                           Shares       Amount            10/31/16     10/31/16
                           (unaudited)  (unaudited)       Shares       Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                   704,011   $   6,118,288      1,502,404   $   12,563,258
Reinvestment of
   distributions              533,980       4,685,867      1,415,368       11,855,334
Less shares repurchased    (3,799,256)    (33,239,193)    (9,210,188)     (76,947,782)
--------------------------------------------------------------------------------------
      Net decrease         (2,561,265)  $ (22,435,038)    (6,292,416)  $  (52,529,190)
======================================================================================
Class C
Shares sold                   301,765   $   2,630,350        755,257   $    6,249,038
Reinvestment of
   distributions              388,020       3,397,154      1,047,555        8,752,547
Less shares repurchased    (3,274,864)    (28,556,620)    (8,203,488)     (68,568,704)
--------------------------------------------------------------------------------------
      Net decrease         (2,585,079)  $ (22,529,116)    (6,400,676)  $  (53,567,119)
======================================================================================
Class Y
Shares sold                 5,749,091   $  49,430,357     10,732,152   $   88,371,108
Reinvestment of
   distributions              815,492       7,031,400      2,404,961       19,722,358
Less shares repurchased    (7,157,271)    (61,482,251)   (37,531,165)    (301,484,534)
--------------------------------------------------------------------------------------
      Net decrease           (592,688)  $  (5,020,494)   (24,394,052)  $ (193,391,068)
======================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                        Year           Year
                                                     Ended        Year         Year         Year       Ended          Ended
                                                     4/30/17      Ended        Ended        Ended      10/31/13       10/31/12
                                                     (unaudited)  10/31/16     10/31/15     10/31/14   (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $   8.71     $   8.64     $   9.79     $  10.13   $   10.13      $   9.83
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.26(a)  $   0.54(a)  $   0.58(a)  $   0.66   $    0.71      $   0.76
   Net realized and unrealized gain (loss)
      on investments                                     0.20         0.04(b)     (1.19)       (0.34)      (0.02)         0.35
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.46     $   0.58     $  (0.61)    $   0.32   $    0.69      $   1.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $  (0.24)    $  (0.47)    $  (0.46)    $  (0.63)  $   (0.69)     $  (0.81)
   Tax return of capital                                   --        (0.04)       (0.08)       (0.03)         --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.24)    $  (0.51)    $  (0.54)    $  (0.66)  $   (0.69)     $  (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.22     $   0.07     $  (1.15)    $  (0.34)  $      --      $   0.30
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   8.93     $   8.71     $   8.64     $   9.79   $   10.13      $  10.13
====================================================================================================================================
Total return*                                            5.35%(d)     7.14%(c)    (6.36)%       3.16%       6.96%        11.89%
Ratio of net expenses to average net assets              1.20%**      1.19%        1.17%        1.13%       1.10%         1.10%
Ratio of net investment income (loss) to average
   net assets                                            5.97%**      6.50%        6.31%        6.62%       6.97%         7.74%
Portfolio turnover rate                                    54%**        40%          32%          32%         33%           33%
Net assets, end of period (in thousands)             $183,571     $201,360     $254,056     $373,543   $ 531,829      $602,568
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(d) If the Fund had not recognized gain in the settlement of class action lawsuits during the period ended April 30, 2017, the total return would have been 5.23%.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 49

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                        Year           Year
                                                     Ended        Year         Year         Year       Ended          Ended
                                                     4/30/17      Ended        Ended        Ended      10/31/13       10/31/12
                                                     (unaudited)  10/31/16     10/31/15     10/31/14   (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $   8.69     $   8.62     $   9.76     $  10.10   $   10.10      $   9.80
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.23(a)  $   0.48(a)  $   0.51(a)  $   0.59   $    0.63      $   0.69
   Net realized and unrealized gain (loss)
      on investments                                     0.19         0.04(b)     (1.17)       (0.34)      (0.01)         0.35
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.42     $   0.52     $  (0.66)    $   0.25   $    0.62      $   1.04
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $  (0.21)    $  (0.41)    $  (0.40)    $  (0.56)  $   (0.62)     $  (0.74)
   Tax return of capital                                   --        (0.04)       (0.08)       (0.03)         --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.21)    $  (0.45)    $  (0.48)    $  (0.59)  $   (0.62)     $  (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.21     $   0.07     $  (1.14)    $  (0.34)  $      --      $   0.30
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   8.90     $   8.69     $   8.62     $   9.76   $   10.10      $  10.10
====================================================================================================================================
Total return*                                            5.15%        6.40%(c)    (6.96)%       2.43%       6.23%        11.17%
Ratio of net expenses to average net assets              1.90%**      1.90%        1.87%        1.83%       1.81%         1.78%
Ratio of net investment income (loss) to average
   net assets                                            5.27%**      5.79%        5.61%        5.91%       6.26%         7.08%
Portfolio turnover rate                                    54%**        40%          32%          32%         33%           33%
Net assets, end of period (in thousands)             $165,081     $183,542     $237,163     $354,162   $ 420,932      $468,920
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 6.28%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                                         Year           Year
                                                    Ended         Year         Year         Year       Ended          Ended
                                                    4/30/17       Ended        Ended        Ended      10/31/13       10/31/12
                                                    (unaudited)   10/31/16     10/31/15     10/31/14   (Consolidated) (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $   8.55      $   8.49     $   9.62     $   9.96   $    9.96      $   9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.27(a)   $   0.57(a)  $   0.60(a)  $   0.67   $    0.72      $   0.76
   Net realized and unrealized gain (loss)
      on investments                                    0.20          0.01(b)     (1.17)       (0.33)      (0.01)         0.37
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $   0.47      $   0.58     $  (0.57)    $   0.34   $    0.71      $   1.13
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $  (0.25)     $  (0.48)    $  (0.48)    $  (0.65)  $   (0.71)     $  (0.83)
   Tax return of capital                                  --         (0.04)       (0.08)       (0.03)         --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.25)     $  (0.52)    $  (0.56)    $  (0.68)  $   (0.71)     $  (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $   0.22      $   0.06     $  (1.13)    $  (0.34)  $      --      $   0.30
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   8.77      $   8.55     $   8.49     $   9.62   $    9.96      $   9.96
====================================================================================================================================
Total return*                                           5.54%(c)      7.34%       (6.08)%       3.40%       7.27%        12.35%
Ratio of net expenses to average net assets             0.91%**       0.90%        0.87%        0.84%       0.82%         0.80%
Ratio of net investment income (loss) to average
   net assets                                           6.23%**       6.93%        6.60%        6.88%       7.24%         8.03%
Portfolio turnover rate                                   54%**         40%          32%          32%         33%           33%
Net assets, end of period (in thousands)            $282,118      $280,262     $485,344     $682,911   $ 780,656      $945,946
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the period ended April 30, 2017, the total return would have been 5.42%.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 51

Notes to Financial Statements | 4/30/17 (unaudited)

1.  Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 53

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

    Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

    Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

    At April 30, 2017, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 55 the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended October 31, 2016 was as follows:

    ----------------------------------------------------------------------------
                                                                            2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                               $   42,245,792
    Tax return of capital                                              3,459,303
    ----------------------------------------------------------------------------
      Total                                                       $   45,705,095
    ============================================================================

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

    ----------------------------------------------------------------------------
                                                                            2016
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                     $(481,966,368)
    Current year dividend payable                                      (360,623)
    Net unrealized depreciation                                     (49,923,699)
    ----------------------------------------------------------------------------
      Total                                                       $(532,250,690)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, swaps, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $3,333 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2017.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 57

H.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information.

    Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

58 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

I.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

    Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 59

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with a broker as collateral at April 30, 2017 was $415,255 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

    Open credit default swap contracts at April 30, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2017 was $535,000.

K.  Purchased Options

    The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2017 was $-. Purchased options open at period end are listed in the Fund's Schedule of Investments.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 61

2.  Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the six months ended April 30, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $49,221 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2017.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                             $    16,468
 Class C                                                                   9,799
 Class Y                                                                   8,086
--------------------------------------------------------------------------------
   Total                                                             $    34,353
================================================================================

62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

4.  Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,167 in distribution fees payable to PFD at April 30, 2017.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2017, CDSCs in the amount of $4,200 were paid to PFD.

5.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 63

The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2017, the Fund had no borrowings under the credit facility.

6.  Forward Foreign Currency Contracts

During the six months ended April 30, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2017 was $(12,365,739).

Open forward foreign currency contracts at April 30, 2017 were as follows:

-------------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                        Settlement   Unrealized
Sold          Deliver         Purchased    for           Counterparty         Date         Appreciation
--------------------------------------------------------------------------------------------------------
KRW           (977,275,000)   USD          877,858       Bank Of New York     6/30/17      $      17,760
AUD               (249,751)   USD          190,958       State Street Bank    6/30/17              4,218
                                                         And Trust Co.
--------------------------------------------------------------------------------------------------------
Total                                                                                      $      21,978
========================================================================================================

--------------------------------------------------------------------------------------------------------
Currency                      Currency     In Exchange                        Settlement   Unrealized
Sold          Deliver         Purchased    for           Counterparty         Date         Depreciation
--------------------------------------------------------------------------------------------------------
USD             (1,606,749)   PHP          80,225,000    Bank Of America NA   7/10/17      $    (12,880)
INR           (431,482,360)   USD           6,620,366    Bank Of America NA   7/12/17           (23,079)
GBP             (1,126,974)   USD           1,413,327    Citibank NA          5/19/17           (46,821)
EURO            (4,835,532)   USD           5,286,977    Goldman Sachs        7/31/17            (6,661)
                                                         International
--------------------------------------------------------------------------------------------------------
Total                                                                                      $    (89,441)
========================================================================================================

AUD      Australian Dollar
EUR      Euro
GBP      British Pound Sterling
INR      Indian Rupee
KRW      South Korean Won
PHP      Philippine Peso

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

7.  Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (OTC) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April, 30 2017.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 65

--------------------------------------------------------------------------------------------------------------
                        Derivative Assets      Derivatives      Non-Cash        Cash            Net Amount
                        Subject to Master      Available for    Collateral      Collateral      of Derivative
Counterparty            Netting Agreement      Offset           Received (a)    Received (a)    Assets (b)
--------------------------------------------------------------------------------------------------------------
Bank of                 $       --             $  --            $  --           $   --          $       --
 America NA
State Street                 4,218                --               --               --               4,218
 Bank And
 Trust Co.
Bank of                     17,760                --               --               --              17,760
 New York
Citibank NA                     --                --               --               --                  --
Goldman                         --                --               --               --                  --
 Sachs
 International
--------------------------------------------------------------------------------------------------------------
Total                   $   21,978             $  --            $  --           $   --          $   21,978
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities Derivatives      Non-Cash        Cash            Net Amount
                        Subject to Master      Available for    Collateral      Collateral      of Derivative
Counterparty            Netting Agreement      Offset           Pledged (a)     Pledged (a)     Liabilities(c)
--------------------------------------------------------------------------------------------------------------
Bank of                 $      35,959          $  --            $  --           $   --          $      35,959
 America NA
State Street                       --             --               --               --                    --
 Bank And
 Trust Co.
Bank of                            --             --               --               --                    --
 New York
Citibank NA                    46,821             --               --               --                46,821
Goldman                         6,661             --               --               --                 6,661
 Sachs
 International
--------------------------------------------------------------------------------------------------------------
Total                   $      89,441          $  --            $  --           $   --          $      89,441
==============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

-------------------------------------------------------------------------------------------------
                                                           Foreign
Statement                      Interest       Credit       Exchange        Equity       Commodity
Assets and Liabilities         Rate Risk      Risk         Rate Risk       Risk         Risk
-------------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts           $  --          $       --   $    21,978     $  --        $  --
 Unrealized appreciation
  of centrally cleared
  swap contracts                  --             562,009            --        --           --
-------------------------------------------------------------------------------------------------
 Total Value                   $  --          $  562,009   $    21,978     $  --        $  --
=================================================================================================
Liabilities
 Unrealized depreciation
  of forward foreign
  currency contracts           $  --          $       --   $    89,441     $  --        $  --
-------------------------------------------------------------------------------------------------
 Total Value                   $  --          $       --   $    89,441     $  --        $  --
=================================================================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2017 was as follows:

-------------------------------------------------------------------------------------------------
                                                           Foreign
Statement of                   Interest       Credit       Exchange        Equity       Commodity
Operations                     Rate Risk      Risk         Rate Risk       Risk         Risk
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                $  --          $ 95,758     $     --        $   --       $  --
  Forward foreign
  currency contracts*             --                --       (43,649)          --          --
-------------------------------------------------------------------------------------------------
 Total Value                   $  --          $ 95,758     $ (43,649)      $   --       $  --
=================================================================================================
Change in net unrealized
appreciation
(depreciation) on
 Swap contracts                $  --          $269,629     $       --      $   --       $  --
 Forward foreign
  currency contracts*             --                --      (371,528)          --          --
-------------------------------------------------------------------------------------------------
 Total Value                   $  --          $269,629     $(371,528)      $   --       $  --
=================================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Additional Information

Pioneer Investment Management, Inc. (the "Adviser"), the Fund"s investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which has been submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 69

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development

70 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi,

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 71 including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

72 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 73 administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

74 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance, including the extent to which its peer group of funds are invested in U.S. high yield securities. The Trustees also noted the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 75

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund's management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately two basis points higher than the median expense ratio paid by other funds in its Strategic Insight peer group. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

76 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits.

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 77

To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

78 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

Trustees, Officers and Service Providers

Trustees                                Advisory Trustee
Thomas J. Perna, Chairman               Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                    Officers
Margaret B.W. Graham                    Lisa M. Jones, President and Chief
Marguerite A. Piret                        Executive Officer
Fred J. Ricciardi                       Mark E. Bradley, Treasurer and
Kenneth J. Taubes                          Chief Financial Officer
                                        Christopher J. Kelley, Secretary and
                                           Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 79

                          This page is for your notes.

80 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 81

                          This page is for your notes.

82 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

                          This page is for your notes.

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17 83

                        This page is for your notes.

84 Pioneer Global High Yield Fund | Semiannual Report | 4/30/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19382-11-0617

                         Pioneer Global Multisector
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2017
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGABX
                         Class C     PGCBX
                         Class Y     PGYBX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         42

Notes to Financial Statements                                                49

Approval of New and Interim Management Agreements                            68

Trustees, Officers and Service Providers                                     76

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 3

Portfolio Management Discussion | 4/30/17

Global inflationary pressures appeared to tick higher during the six-month period ended April 30, 2017, leading to rising interest rates that undermined the prices of many fixed-income asset classes. In that environment, credit-sensitive securities less vulnerable to changes in interest rates tended to outperform higher-quality debt. In the following interview, Charles
Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2017?

A Pioneer Global Multisector Income Fund's Class A shares returned 0.93% at net asset value during the six-month period ended April 30, 2017, while the Fund's benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned -1.63%. During the same period, the average return of the 219 mutual funds in Lipper's Global Income Funds category was 0.13%, and the average return of the 345 mutual funds in Morningstar's World Bond Funds category was 0.51%.

Q How would you describe the market environment for global fixed-income investors during the six-month period ended April 30, 2017?

A Growing indications of rising inflationary pressures and increasing interest rates were the dominant factors affecting global bond markets over the six months. The period saw broad recognition that emerging markets had begun to catch up with the improving growth trends in more developed economies, leading to a reflating of asset values - including for commodities and manufactured goods - as well as rising interest rates, which accompanied the inflation expectations.

     The upward movement of interest rates, in turn, tended to undermine the prices and performance of government debt and other higher-quality securities. Although also affected by rising interest rates, more credit-sensitive securities tended to hold up better. During the period, inflationary expectations appeared to move higher with the victory of Donald J. Trump in the U.S. presidential election in November 2016. Trump's victory, and the

4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 overall Republican (GOP) election sweep, which maintained the GOP's control of both houses of Congress, led many investors to anticipate that economic activity - as well as inflationary pressures - would accelerate, as one of the Trump Campaign's main themes had been a pro-growth agenda calling for widespread tax cuts, decreased regulation, and increased infrastructure spending.

     In general, major central banks maintained highly stimulative monetary policies; the U.S. Federal Reserve (the Fed), however, increased the influential Federal funds rate twice during the six-month period. Investors, though, viewed the Fed's actions as cautious and restrained, and unlikely to undermine a global economic rebound. Even ever-present and heightened geopolitical risks - especially a seemingly more combative posture from the government of North Korea and continued violence and turmoil in Syria failed to undermine economic growth expectations.

     Although U.S. gross domestic product (GDP) growth slowed to just 0.7% (later revised to 1.2%) in the first quarter of 2017, the markets remained optimistic about future growth, pointing to continued improvement in the U.S. job market, as the unemployment rate fell to 4.4%.

Q What were the primary factors that affected the Fund's benchmark-relative performance during the six-month period ended April 30, 2017?

A The Fund generated positive absolute returns while also outperforming its benchmark, the Bloomberg Barclays Index, during the six-month period. Performance versus the benchmark benefited significantly from the portfolio's relatively short duration, which limited the negative effects of rising Treasury yields in the United States, as the 10-year U.S. Treasury yield moved up from 1.78% to 2.28% during the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years. Shorter-duration portfolios tend to be less sensitive to changes in interest rates than longer-duration portfolios.) As of April 30, 2017, the Fund's effective duration was 5.82 years, or about one year shorter than that of the Bloomberg Barclays Index.

     Our focus on holding more credit-sensitive debt in the Fund's portfolio also aided benchmark-relative performance during the period. The Fund's exposure to the credit sectors was significant, and an emphasis on high-yield debt, in particular - most notably, the Fund's overweight to U.S. high-yield corporate bonds - helped relative returns. The U.S. high-yield market, as reflected by the Bank of American Merrill Lynch U.S. High Yield Index, returned a strong 5.50% for the six months. At the end of the period, more than a quarter of the Fund's total investment portfolio was allocated to securities rated below BBB.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 5

     The Fund's currency positioning was another overall positive contributor to benchmark-relative performance during the period, with an overweight to the U.S. dollar and underweights to the euro and the Japanese yen providing the biggest benefits. However, the Fund's exposure to the Mexican peso, which represented, on average, about 2% of the Fund's total investment portfolio, detracted from benchmark-relative returns as the currency weakened over the six months. Although we liked the economic fundamentals in Mexico, the nation's currency declined on international markets as investors worried about the potential effects of President Trump's trade and immigration policies.

Q Did the Fund invest in any derivative securities during the six-month period ended April 30, 2017? If so, did the investments affect the Fund's benchmark-relative performance?

A We invested the Fund in three types of derivative securities during the period: forward foreign currency transactions (forwards), Treasury futures, and credit default swaps. We invested in the forwards to help manage the risks of changes in relative currency values. The Treasury futures were used as part of our strategy to maintain a short-duration stance relative to the Fund's benchmark. Finally, we used the credit default swaps to increase the Fund's exposure to higher-yielding sectors, which were outperforming during the period. All of the derivative investments had positive effects on the Fund's benchmark-relative performance.

Q Were there any changes in the Fund's yield, or distributions to shareholders, during the six months ended April 30, 2017?

A No, the Fund's dividend* distributions to shareholders remained relatively stable during the six months.

Q    What is your investment outlook?

A Going forward, we believe we will see a more challenging environment for investing in global bond markets. High-yield bonds, which have been outperforming for more than a year, have become more expensive as yield, or credit spreads, have tightened. Over the past six months, the spreads between Treasuries and high-yield bonds narrowed from 4.86% to 3.81%, while spreads for other credit-sensitive debt also have shrunk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     While we remain positive about global economic growth trends, we have reduced the Fund's exposure to credit risk. We believe some of the market's recent, optimistic expectations for an acceleration of GDP growth may be

*   Dividends are not guaranteed.

6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 difficult to achieve, although growth in China and the rest of Asia still appears steady, while the results of recent elections in France and the Netherlands have tempered worries about the European economy.

The greatest geopolitical risk at the present time appears to be the heightened tensions on the Korean Peninsula, and so in managing the Fund's currency positions, we have reduced exposure to the (South) Korean won, while increasing the portfolio's exposure to the Japanese yen, which we believe is well placed to benefit from improving growth in Asia.

We expect the Fed may raise the Federal funds rate once or twice more in 2017; and, historically, periods of monetary tightening have led to increases in market volatility. Further, despite back-ups in Treasury yields in recent months, we think rates still could move higher, even accompanied by a widening of credit spreads and weaker performance by credit-sensitive debt.

Considering the prospect for further interest-rate increases, we have maintained our short-duration policy, and the Fund's duration remains approximately one year shorter than that of the Bloomberg Barclays Index.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 7

Please refer to the Schedule of Investments on pages 17-41 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 9

Portfolio Summary | 4/30/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   35.5%
U.S. Government Securities                                                 23.2%
International Corporate Bonds                                              17.3%
U.S. Corporate Bonds                                                       14.4%
Collateralized Mortgage Obligations                                         2.8%
Senior Secured Loans                                                        2.1%
Closed End Fund                                                             2.1%
Municipal Bonds                                                             0.9%
U.S. Preferred Stocks                                                       0.6%
Asset Backed Securities                                                     0.3%
Convertible Corporate Bonds                                                 0.3%
Convertible Preferred Stocks                                                0.3%
Temporary Cash Investment                                                   0.2%

* Includes investments in insurance linked securities totaling 0.3% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              42.2%
Other (individually less than 1%)                                          10.9%
United Kingdom                                                              7.1%
Supranational                                                               6.5%
Canada                                                                      5.4%
Japan                                                                       4.1%
Australia                                                                   3.7%
New Zealand                                                                 3.4%
Argentina                                                                   3.3%
Netherlands                                                                 3.1%
Norway                                                                      2.4%
France                                                                      2.2%
Mexico                                                                      2.0%
Ivory Coast                                                                 1.7%
Romania                                                                     1.0%
Egypt                                                                       1.0%

10 Largest Holdings
(As a percentage of total long-term holdings)**
--------------------------------------------------------------------------------

 1. New Zealand Government Bond, 5.5%, 4/15/23                              3.38%
---------------------------------------------------------------------------------
 2. Australia Government Bond, 4.75%, 4/21/27                               3.08
---------------------------------------------------------------------------------
 3. International Finance Corp., 6.3%, 11/25/24                             2.54
---------------------------------------------------------------------------------
 4. U.S. Treasury Bills, 5/11/17                                            2.41
---------------------------------------------------------------------------------
 5. Canadian Government Bond, 2.25%, 6/1/25                                 2.36
---------------------------------------------------------------------------------
 6. Canadian Government Bond, 1.75%, 9/1/19                                 2.26
---------------------------------------------------------------------------------
 7. Japan Government Ten Year Bond, 0.1%, 9/20/26                           2.18
---------------------------------------------------------------------------------
 8. Pioneer ILS Interval Fund (h)                                           2.13
---------------------------------------------------------------------------------
 9. United Kingdom Gilt, 3.5%, 1/22/45                                      1.62
---------------------------------------------------------------------------------
10. U.S. Treasury Notes, 2.25%, 2/15/27                                     1.40
---------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(h) Affiliated funds managed by Pioneer Investment Management, Inc.

10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Prices and Distributions | 4/30/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                   4/30/17                  10/31/16
--------------------------------------------------------------------------------
           A                     $10.56                    $10.60
--------------------------------------------------------------------------------
           C                     $10.59                    $10.63
--------------------------------------------------------------------------------
           Y                     $10.65                    $10.69
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-4/30/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                      Net Investment     Short-Term       Long-Term       Tax Return
         Class           Income         Capital Gains    Capital Gains    of Capital
--------------------------------------------------------------------------------------
           A             $0.1360            $--              $--              $--
--------------------------------------------------------------------------------------
           C             $0.0913            $--              $--              $--
--------------------------------------------------------------------------------------
           Y             $0.1503            $--              $--              $--
--------------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 11

Performance Update | 4/30/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income
Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                             Bloomberg
                                             Barclays
                  Net          Public        Global
                  Asset        Offering      Aggregate
                  Value        Price         Bond
Period            (NAV)        (POP)         Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)      4.17%         3.66%         2.84%
5 years           2.37          1.43          0.37
1 year            3.72         -0.92         -2.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.69%        1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global             Bloomberg Barclays
                  Multisector Income Fund    Global Aggregate Bond Index
12/07             $ 9,550                    $10,278
4/08              $ 9,982                    $10,460
4/09              $ 9,646                    $10,229
4/10              $11,020                    $11,176
4/11              $12,140                    $12,345
4/12              $12,509                    $12,752
4/13              $13,281                    $12,937
4/14              $13,162                    $13,147
4/15              $13,421                    $12,657
4/16              $13,556                    $13,270
4/17              $14,061                    $12,991

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Performance Update | 4/30/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income
Fund during the periods shown, compared to that of the Bloomberg Barclays
Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                                             Bloomberg
                                             Barclays
                                             Global
                                             Aggregate
                  If           If            Bond
Period            Held         Redeemed      Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)      3.29%        3.29%          2.84%
5 years           1.48         1.48           0.37
1 year            2.83         2.83          -2.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.55%        1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global             Bloomberg Barclays
                  Multisector Income Fund    Global Aggregate Bond Index
12/07             $10,000                    $10,278
4/08              $10,429                    $10,460
4/09              $ 9,976                    $10,229
4/10              $11,309                    $11,176
4/11              $12,370                    $12,345
4/12              $12,640                    $12,752
4/13              $13,301                    $12,937
4/14              $13,088                    $13,147
4/15              $13,214                    $12,657
4/16              $13,229                    $13,270
4/17              $13,604                    $12,991

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 13

Performance Update | 4/30/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income
Fund during the periods shown, compared to that of the Bloomberg Barclays
Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2017)
--------------------------------------------------------------------------------
                               Bloomberg
                               Barclays
                  Net          Global
                  Asset        Aggregate
                  Value        Bond
Period            (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(12/27/2007)      4.41%         2.84%
5 years           2.62          0.37
1 year            3.87         -2.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.43%        0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Global             Bloomberg Barclays
                  Multisector Income Fund    Global Aggregate Bond Index
12/07             $5,000,000                 $5,139,010
4/08              $5,227,750                 $5,229,772
4/09              $5,054,129                 $5,114,537
4/10              $5,790,645                 $5,588,203
4/11              $6,382,956                 $6,172,351
4/12              $6,610,228                 $6,375,830
4/13              $7,031,849                 $6,468,690
4/14              $6,994,963                 $6,573,437
4/15              $7,150,790                 $6,328,422
4/16              $7,242,780                 $6,634,971
4/17              $7,523,103                 $6,495,683

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During
    Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector
Income Fund

Based on actual returns from November 1, 2016, through April 30, 2017.

-----------------------------------------------------------------------------------------------
Share Class                                      A                     C                  Y
-----------------------------------------------------------------------------------------------
Beginning Account Value on 11/1/16           $1,000.00             $1,000.00          $1,000.00
-----------------------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,009.30             $1,005.00          $1,010.60
on 4/30/17
-----------------------------------------------------------------------------------------------
Expenses Paid During Period*                 $    4.98             $    9.05          $    3.74
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.82% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2016, through April 30, 2017.

------------------------------------------------------------------------------------------------
Share Class                                       A                     C                   Y
------------------------------------------------------------------------------------------------
Beginning Account Value on 11/1/16           $1,000.00             $1,000.00           $1,000.00
------------------------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,019.84             $1,015.77           $1,021.08
on 4/30/17
------------------------------------------------------------------------------------------------
Expenses Paid During Period*                 $    5.01             $    9.10           $    3.76
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.82% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Schedule of Investments | 4/30/17 (unaudited)

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 0.3%
                                    CAPITAL GOODS -- 0.1%
                                    Electrical Components & Equipment -- 0.1%
            56,000                  General Cable Corp., 4.5%, 11/15/29 (Step)                $         43,855
                                                                                              ----------------
                                    Total Capital Goods                                       $         43,855
--------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.2%
           125,000                  WebMD Health Corp., 2.625%, 6/15/23 (144A)                $        120,391
                                                                                              ----------------
                                    Total Software & Services                                 $        120,391
--------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $174,318)                                           $        164,246
--------------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.0%+
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Consumer Finance -- 0.0%+
               231           6.82   GMAC Capital Trust I, Floating Rate Note, 2/15/40         $          5,881
                                                                                              ----------------
                                    Total Diversified Financials                              $          5,881
--------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $4,505)                                             $          5,881
--------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS -- 0.3%
                                    BANKS -- 0.3%
                                    Diversified Banks -- 0.3%
                44                  Bank of America Corp., 7.25%, (Perpetual)                 $         53,390
                80                  Wells Fargo & Co., 7.5% (Perpetual)                                101,600
                                                                                              ----------------
                                                                                              $        154,990
                                                                                              ----------------
                                    Total Banks                                               $        154,990
--------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $135,552)                                           $        154,990
--------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 0.4%
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Retail -- 0.1%
            46,560                  CKE Restaurant Holdings, Inc., 4.474%,
                                    3/20/43 (144A)                                            $         46,307
                                                                                              ----------------
                                    Total Food & Staples Retailing                            $         46,307
--------------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.2%
                                    Thrifts & Mortgage Finance -- 0.2%
            46,035                  Bear Stearns Asset Backed Securities Trust,
                                    8.34361%, 10/25/29 (Step)                                 $         45,798
             8,995           1.68   New Century Home Equity Loan Trust 2005-1,
                                    Floating Rate Note, 3/25/35                                          8,955
               466                  Structured Asset Securities Corp., 5.27%,
                                    10/25/34 (Step)                                                        478

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
            28,803                  Terwin Mortgage Trust Series TMTS 2005-16HE,
                                    4.26762%, 9/25/36 (Step)                                  $         29,141
                                                                                              ----------------
                                                                                              $         84,372
                                                                                              ----------------
                                    Total Banks                                               $         84,372
--------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Specialized Finance -- 0.1%
            57,794                  Domino's Pizza Master Issuer LLC, 5.216%,
                                    1/27/42 (144A)                                            $         58,244
                                                                                              ----------------
                                    Total Diversified Financials                              $         58,244
--------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $188,534)                                           $        188,923
--------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 2.8%
                                    BANKS -- 2.4%
                                    Thrifts & Mortgage Finance -- 2.4%
            56,417           3.50   Agate Bay Mortgage Trust 2015-1, Floating
                                    Rate Note, 1/25/45 (144A)                                 $         57,094
            45,885           3.50   Agate Bay Mortgage Trust 2015-5, Floating
                                    Rate Note, 7/25/45 (144A)                                           46,436
             2,195           1.44   Alternative Loan Trust 2003-14T1, Floating
                                    Rate Note, 8/25/18                                                   1,806
            76,983                  Bayview Commercial Asset Trust 2007-2,
                                    7/27/37 (Step) (144A) (d)                                               --
             4,470           3.39   CHL Mortgage Pass-Through Trust 2003-56,
                                    Floating Rate Note, 12/25/33                                         4,511
           100,000                  Citigroup Commercial Mortgage Trust,
                                    3.137%, 2/10/48                                                    100,466
           100,000                  Citigroup Commercial Mortgage Trust, 4.81%, 3/10/47                107,560
            50,000                  COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                       50,564
            25,000           4.70   COMM 2015-CCRE25 Mortgage Trust, Floating
                                    Rate Note, 8/12/48                                                  26,568
            90,000                  Commercial Mortgage Pass Through Certificates,
                                    2.822%, 10/17/45                                                    91,185
            50,000           4.69   CSAIL 2016-C5 Commercial Mortgage Trust
                                    REMICS, Floating Rate Note, 11/15/48                                50,983
           100,000                  CSAIL 2016-C7 Commercial Mortgage Trust,
                                    3.502%, 11/15/49                                                   101,955
            37,948           3.50   CSMC Trust 2014-WIN2, Floating Rate Note,
                                    10/25/44 (144A)                                                     37,910
            25,000                  GS Mortgage Securities Corp. II, 3.682%,
                                    2/10/46 (144A)                                                      25,642
            29,486                  JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2011-C5, 4.1712%, 8/15/46                          31,435

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
            75,000                  JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2012-LC9, 2.84%, 12/15/47                $         75,598
           100,000           1.91   JP Morgan Chase Commercial Mortgage
                                    Securities Trust 2014-INN, Floating Rate Note,
                                    6/15/29 (144A)                                                     100,063
             5,493                  JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                      5,615
            50,000                  JPMBB Commercial Mortgage Securities
                                    Trust 2014-C22 REMICS, 3.8012%, 9/15/47                             52,281
            80,288                  Morgan Stanley Capital I Trust 2007-HQ13,
                                    5.569%, 12/15/44                                                    80,961
            37,943           3.25   NRP Mortgage Trust 2013-1, Floating Rate
                                    Note, 7/25/43 (144A)                                                38,015
GBP         45,793           0.76   Paragon Secured Finance No 1 Plc, Floating
                                    Rate Note, 11/15/35                                                 57,012
            24,996                  RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                           25,033
             1,071           1.53   RALI Series 2002-QS16 Trust, Floating Rate
                                    Note, 10/25/17                                                       1,067
            25,109           2.50   Sequoia Mortgage Trust 2013-4, Floating Rate
                                    Note, 4/27/43                                                       24,345
            31,298           3.50   Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                 31,728
                                                                                              ----------------
                                                                                              $      1,225,833
                                                                                              ----------------
                                    Total Banks                                               $      1,225,833
--------------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.4%
                                    Government -- 0.4%
             7,322                  Federal National Mortgage Association REMICS,
                                    4.5%, 6/25/29                                             $          7,806
            45,000           5.36   FREMF Mortgage Trust 2010-K9 REMICS,
                                    Floating Rate Note, 9/25/45 (144A)                                  48,739
            50,000           4.93   FREMF Mortgage Trust 2011-K702, Floating
                                    Rate Note, 4/25/44 (144A)                                           51,035
            50,000           5.05   FREMF Mortgage Trust 2011-K703, Floating
                                    Rate Note, 7/25/44 (144A)                                           51,407
            26,806                  Government National Mortgage Association,
                                    4.5%, 9/20/39                                                       28,867
            18,426                  Government National Mortgage Association,
                                    5.25%, 8/16/35                                                      20,356
                                                                                              ----------------
                                                                                              $        208,210
                                                                                              ----------------
                                    Total Government                                          $        208,210
--------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $1,457,476)                                         $      1,434,043
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 19

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 29.8%
                                    ENERGY -- 4.7%
                                    Oil & Gas Drilling -- 0.2%
           100,000                  Rowan Companies, Inc., 4.75%, 1/15/24                     $         88,000
--------------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 1.7%
EUR        175,000                  BP Capital Markets Plc, 1.373%, 3/3/22                    $        199,425
           240,000                  Petrobras Global Finance BV, 5.375%, 1/27/21                       246,564
           155,000                  Petroleos Mexicanos, 3.5%, 1/30/23                                 147,963
EUR        200,000           4.50   Repsol International Finance BV, Floating
                                    Rate Note, 3/25/75                                                 223,194
            55,000                  YPF SA, 8.5%, 3/23/21 (144A)                                        62,219
                                                                                              ----------------
                                                                                              $        879,365
--------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.8%
            75,000                  Antero Resources Corp., 5.625%, 6/1/23                    $         77,156
            35,000                  Canadian Natural Resources, Ltd., 6.25%, 3/15/38                    39,731
            65,000                  Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                              66,950
           100,000                  Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                          97,000
            25,000                  Newfield Exploration Co., 5.375%, 1/1/26                            26,219
           100,000                  Range Resources Corp., 5.0%, 3/15/23 (144A)                         99,000
                                                                                              ----------------
                                                                                              $        406,056
--------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.2%
            53,000                  EnLink Midstream Partners LP, 4.4%, 4/1/24                $         54,375
            21,000                  Valero Energy Corp., 9.375%, 3/15/19                                23,773
                                                                                              ----------------
                                                                                              $         78,148
--------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 1.8%
            95,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24                   $        101,240
            25,000                  DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                   28,312
            55,000                  Enbridge Energy Partners LP, 7.375%, 10/15/45                       70,472
           100,000                  Energy Transfer Equity LP, 5.875%, 1/15/24                         107,750
           125,000                  Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                        132,398
            40,000                  MPLX LP, 4.875%, 12/1/24                                            42,772
            75,000                  Plains All American Pipeline LP, 4.65%, 10/15/25                    78,684
            60,000                  Sabine Pass Liquefaction LLC, 5.0%, 3/15/27 (144A)                  63,325
            25,000                  Spectra Energy Capital LLC, 6.2%, 4/15/18                           26,009
            10,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                          10,510
            60,000                  Sunoco Logistics Partners Operations LP,
                                    6.1%, 2/15/42                                                       63,635
            75,000                  The Williams Companies, Inc., 5.75%, 6/24/44                        77,625
            13,000                  The Williams Companies, Inc., 7.75%, 6/15/31                        15,405
           100,000                  TransCanada PipeLines, Ltd., 1.875%, 1/12/18                       100,124

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- (continued)
            15,000                  Williams Partners LP, 5.1%, 9/15/45                       $         15,299
                                                                                              ----------------
                                                                                              $        933,560
                                                                                              ----------------
                                    Total Energy                                              $      2,385,129
--------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 1.1%
                                    Diversified Chemicals -- 0.2%
            85,000                  CF Industries, Inc., 3.45%, 6/1/23                        $         79,262
--------------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.2%
           105,000                  Agrium, Inc., 5.25%, 1/15/45                              $        116,242
--------------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.3%
EUR        125,000                  CRH Finance DAC, 3.125%, 4/3/23                           $        154,591
--------------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.3%
            50,000                  International Paper Co., 4.8%, 6/15/44                    $         51,141
             5,000                  International Paper Co., 6.0%, 11/15/41                              6,018
EUR        100,000                  SIG Combibloc Holdings SCA, 7.75%,
                                    2/15/23 (144A)                                                     116,820
                                                                                              ----------------
                                                                                              $        173,979
--------------------------------------------------------------------------------------------------------------
                                    Copper -- 0.1%
            35,000                  Freeport-McMoRan, Inc., 6.75%, 2/1/22 (144A)              $         36,531
                                                                                              ----------------
                                    Total Materials                                           $        560,605
--------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.8%
                                    Aerospace & Defense -- 0.4%
            50,000                  Embraer Netherlands Finance BV, 5.4%, 2/1/27              $         52,000
            65,000                  Rockwell Collins, 3.2%, 3/15/24                                     65,740
EUR        100,000                  TA MFG., Ltd., 3.625%, 4/15/23                                     111,614
                                                                                              ----------------
                                                                                              $        229,354
--------------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.3%
            30,000                  Masco Corp., 4.375%, 4/1/26                               $         31,728
            25,000                  Masco Corp., 5.95%, 3/15/22                                         28,353
            35,000                  Owens Corning, 3.4%, 8/15/26                                        34,083
            35,000                  Owens Corning, 4.2%, 12/1/24                                        36,373
            30,000                  Standard Industries, Inc., 5.375%, 11/15/24 (144A)                  31,275
                                                                                              ----------------
                                                                                              $        161,812
--------------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.1%
            40,000                  GATX Corp., 6.0%, 2/15/18                                 $         41,290
                                                                                              ----------------
                                    Total Capital Goods                                       $        432,456
--------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.5%
                                    Airlines -- 0.0%+
            15,000                  Delta Air Lines, 2.875%, 3/13/20                          $         15,134

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 21

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Airlines -- (continued)
             6,702                  Delta Air Lines 2010-2 Class A Pass Through
                                    Trust, 4.95%, 5/23/19                                     $          6,983
                                                                                              ----------------
                                                                                              $         22,117
--------------------------------------------------------------------------------------------------------------
                                    Marine -- 0.4%
           200,000                  Pelabuhan Indonesia II PT, 4.25%, 5/5/25 (144A)           $        201,060
--------------------------------------------------------------------------------------------------------------
                                    Railroads -- 0.1%
            25,000                  Burlington Northern Santa Fe LLC, 5.75%, 3/15/18          $         25,926
                                                                                              ----------------
                                    Total Transportation                                      $        249,103
--------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.2%
                                    Automobile Manufacturers -- 0.2%
            35,000                  Ford Motor Co., 4.346%, 12/8/26                           $         35,855
            35,000                  General Motors Co., 6.6%, 4/1/36                                    40,346
                                                                                              ----------------
                                                                                              $         76,201
                                                                                              ----------------
                                    Total Automobiles & Components                            $         76,201
--------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.3%
                                    Casinos & Gaming -- 0.2%
            25,000                  International Game Technology, 7.5%, 6/15/19              $         27,469
            50,000                  Scientific Games International, Inc., 10.0%, 12/1/22                54,250
                                                                                              ----------------
                                                                                              $         81,719
--------------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.1%
            75,000                  Tufts University, 5.017%, 4/15/12                         $         75,388
                                                                                              ----------------
                                    Total Consumer Services                                   $        157,107
--------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.8%
                                    Cable & Satellite -- 0.6%
           100,000                  Charter Communications Operating LLC,
                                    6.384%, 10/23/35                                          $        114,607
EUR        150,000                  Sky Plc, 1.5%, 9/15/21                                             169,881
            25,000                  Sky Plc, 6.1%, 2/15/18 (144A)                                       25,826
                                                                                              ----------------
                                                                                              $        310,314
--------------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.2%
EUR        100,000                  WMG Acquisition Corp., 4.125%, 11/1/24 (144A)             $        114,441
                                                                                              ----------------
                                    Total Media                                               $        424,755
--------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.1%
                                    Internet Retail -- 0.1%
            50,000                  Expedia, Inc., 5.95%, 8/15/20                             $         54,937
                                                                                              ----------------
                                    Total Retailing                                           $         54,937
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.0%+
                                    Drug Retail -- 0.0%+
            12,432                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)            $         14,003
                                                                                              ----------------
                                    Total Food & Staples Retailing                            $         14,003
--------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 1.1%
                                    Brewers -- 0.1%
            20,000                  Anheuser-Busch InBev Worldwide, Inc.,
                                    7.75%, 1/15/19                                            $         21,942
--------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 1.0%
GBP        100,000                  Boparan Finance Plc, 5.5%, 7/15/21 (144A)                 $        129,500
            70,000                  Kraft Heinz Foods Co., 3.5%, 6/6/22                                 72,342
           200,000                  Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                    212,248
            90,000                  Post Holdings, Inc., 5.0%, 8/15/26 (144A)                           89,550
            15,000                  Post Holdings, Inc., 8.0%, 7/15/25 (144A)                           17,062
                                                                                              ----------------
                                                                                              $        520,702
                                                                                              ----------------
                                    Total Food, Beverage & Tobacco                            $        542,644
--------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                    Health Care Facilities -- 0.2%
            70,000                  CHS, 6.875%, 2/1/22                                       $         57,925
            50,000                  Kindred Healthcare Inc., 6.375%, 4/15/22                            48,312
                                                                                              ----------------
                                                                                              $        106,237
--------------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.2%
            30,000                  Centene Corp., 5.625%, 2/15/21                            $         31,538
            25,000                  Centene Corp., 6.125%, 2/15/24                                      26,938
            20,000                  Humana, Inc., 3.95%, 3/15/27                                        20,624
                                                                                              ----------------
                                                                                              $         79,100
                                                                                              ----------------
                                    Total Health Care Equipment & Services                    $        185,337
--------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.3%
                                    Biotechnology -- 0.2%
            80,000                  AbbVie, Inc., 3.2%, 5/14/26                               $         77,963
--------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.1%
EUR        100,000                  Valeant Pharmaceuticals International, Inc.,
                                    4.5%, 5/15/23                                             $         76,571
                                                                                              ----------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $        154,534
--------------------------------------------------------------------------------------------------------------
                                    BANKS -- 6.4%
                                    Diversified Banks -- 6.1%
           200,000                  Access Bank Plc, 10.5%, 10/19/21 (144A)                   $        212,372
INR      2,100,000                  Asian Development Bank, 6.2%, 10/6/26                               32,335
INR      1,740,000                  Asian Development Bank, 6.45%, 8/8/21                               27,282

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 23

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
EUR        200,000           2.62   Barclays Plc, Floating Rate Note, 11/11/25                $        222,801
EUR        150,000                  BNP Paribas SA, 2.375%, 2/17/25                                    168,851
EUR        200,000                  BPCE SA, 2.875%, 4/22/26                                           228,850
           156,000           6.25   Citigroup, Inc., Floating Rate Note, (Perpetual)                   169,845
            50,000           5.90   Citigroup, Inc., Floating Rate Note, (Perpetual)                    52,500
            75,000                  Cooperatieve Rabobank UA, 3.875%, 2/8/22                            79,711
EUR        200,000           8.88   Erste Group Bank AG, Floating Rate Note, (Perpetual)               251,386
EUR        200,000                  ING Group NV, 3.0%, 4/11/28                                        232,401
INR        700,000                  Inter-American Development Bank, 6.0%, 9/5/17                       10,870
NZD        505,000                  International Bank for Reconstruction &
                                    Development, 3.5%, 1/22/21                                         352,735
NZD         45,000                  International Bank for Reconstruction &
                                    Development, 4.625%, 10/6/21                                        32,725
AUD        185,000                  International Bank for Reconstruction &
                                    Development, 5.75%, 10/21/19                                       150,576
INR      1,350,000                  International Bank for Reconstruction &
                                    Development, 5.75%, 10/28/19                                        20,898
            25,000                  JPMorgan Chase & Co., 5.625%, 8/16/43                               28,768
EUR        200,000           6.38   Lloyds Banking Group Plc, Floating Rate
                                    Note, (Perpetual)                                                  232,368
           100,000                  Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                        113,276
           200,000           8.00   Royal Bank of Scotland Group Plc, Floating Rate
                                    Note, (Perpetual)                                                  207,500
            50,000           4.50   Scotiabank Peru SAA, Floating Rate Note,
                                    12/13/27 (144A)                                                     51,250
EUR        200,000                  UBS Group Funding Jersey, Ltd., 1.75%, 11/16/22                    229,573
                                                                                              ----------------
                                                                                              $      3,108,873
--------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 0.3%
GBP        125,000                  Nationwide Building Society, 3.0%, 5/6/26                 $        173,077
                                                                                              ----------------
                                    Total Banks                                               $      3,281,950
--------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 5.7%
                                    Other Diversified Financial Services -- 1.4%
INR     11,500,000                  European Investment Bank, 6%, 5/4/20                      $        178,704
IDR  2,440,000,000                  European Investment Bank, 7.2%, 7/9/19 (144A)                      184,094
NZD        100,000                  JPMorgan Chase & Co., 4.25%, 11/2/18                                69,714
            90,000           6.75   JPMorgan Chase & Co., Floating Rate
                                    Note, (Perpetual)                                                  101,520
           200,000                  Republic of Parguy, 4.7%, 3/27/27 (144A)                           203,800
                                                                                              ----------------
                                                                                              $        737,832
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.3%
            56,000                  Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)             $         61,300
EUR        100,000                  Holcim Finance Luxembourg SA, 2.25%, 5/26/28                       114,817
                                                                                              ----------------
                                                                                              $        176,117
--------------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 3.2%
INR     81,420,000                  International Finance Corp., 6.3%, 11/25/24               $      1,265,742
INR     20,750,000                  International Finance Corp., 8.25%, 6/10/21                        344,941
                                                                                              ----------------
                                                                                              $      1,610,683
--------------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.3%
            75,000                  Morgan Stanley, 4.1%, 5/22/23                             $         77,852
            50,000                  Morgan Stanley, 4.875%, 11/1/22                                     54,374
                                                                                              ----------------
                                                                                              $        132,226
--------------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.5%
EUR        200,000           7.75   Intesa Sanpaolo S.p.A., Floating Rate
                                    Note, (Perpetual)                                         $        233,174
            10,000                  Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                         10,889
                                                                                              ----------------
                                                                                              $        244,063
                                                                                              ----------------
                                    Total Diversified Financials                              $      2,900,921
--------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 1.5%
                                    Insurance Brokers -- 0.2%
           100,000                  Brown & Brown, Inc., 4.2%, 9/15/24                        $        104,251
--------------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 0.8%
EUR        200,000           4.75   Credit Agricole Assurances SA, Floating Rate
                                    Note, 9/27/48                                             $        233,174
            45,000                  Protective Life Corp., 7.375%, 10/15/19                             50,440
           100,000           5.88   Prudential Financial, Inc., Floating Rate
                                    Note, 9/15/42                                                      110,480
                                                                                              ----------------
                                                                                              $        394,094
--------------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.2%
            60,000                  AXA SA, 8.6%, 12/15/30                                    $         83,700
--------------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.1%
            35,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20             $         39,638
--------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 0.2%
            30,000                  Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note 11/30/20 (e) (f)                       $          1,257
            30,000                  Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note 11/30/21 (e) (f)                                 30,513
            30,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e) (f)                  174
            30,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (e) (f)                1,680
            30,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/20 (e) (f)               30,180

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 25

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
            30,000                  Pangaea Re, Series 2015-2, Principal at Risk
                                    Notes, 11/30/19 (e) (f)                                   $          2,421
            50,000                  Pangaea Re., Variable Rate Notes, 11/30/21 (e) (f)                  51,375
            30,000                  Pangaea Re., Variable Rate Notes, 2/1/20 (e) (f)                     4,170
JPY      2,513,320                  Tralee Segregated Account (Artex), Variable Rate
                                    Note 7/15/17 (e) (f)                                                22,464
                                                                                              ----------------
                                                                                              $        144,234
                                                                                              ----------------
                                    Total Insurance                                           $        765,917
--------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Home Entertainment Software -- 0.1%
            50,000                  Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)         $         54,250
                                                                                              ----------------
                                    Total Software & Services                                 $         54,250
--------------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                    Electronic Components -- 0.1%
            41,000                  Amphenol Corp., 3.2%, 4/1/24                              $         41,488
--------------------------------------------------------------------------------------------------------------
                                    Electronic Manufacturing Services -- 0.2%
           100,000                  Flex, Ltd., 4.625%, 2/15/20                               $        105,160
                                                                                              ----------------
                                    Total Technology Hardware & Equipment                     $        146,648
--------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.2%
                                    Semiconductor Equipment -- 0.1%
            25,000                  Entegris, Inc., 6.0%, 4/1/22 (144A)                       $         26,062
--------------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.1%
            15,000                  Broadcom Corp., 3.625%, 1/15/24 (144A)                    $         15,218
            55,000                  Micron Technology, Inc., 5.25%, 8/1/23 (144A)                       56,925
                                                                                              ----------------
                                                                                              $         72,143
                                                                                              ----------------
                                    Total Semiconductors & Semiconductor Equipment            $         98,205
--------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 1.8%
                                    Integrated Telecommunication Services -- 0.8%
            25,000                  AT&T, Inc., 3.95%, 1/15/25                                $         25,317
            40,000                  Frontier Communications Corp., 7.125%, 1/15/23                      35,000
            19,000                  Frontier Communications Corp., 8.5%, 4/15/20                        20,211
GBP        100,000                  Koninklijke KPN NV, 5.0%, 11/18/26                                 154,087
EUR        125,000           5.00   Orange SA, Floating Rate Note, (Perpetual)                         151,129
            25,000                  Unison Ground Lease Funding LLC, 2.981%,
                                    3/16/43 (144A)                                                      24,469
                                                                                              ----------------
                                                                                              $        410,213
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.0%
            30,000                  Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)           $         31,990
           200,000                  Digicel, Ltd., 6.0%, 4/15/21 (144A)                                190,000
           200,000                  MTN Mauritius Investment, Ltd., 6.5%,
                                    10/13/26 (144A)                                                    205,600
            50,000                  SBA Tower Trust, 2.877%, 7/15/21 (144A)                             49,958
            50,000                  Sprint Corp., 7.25%, 9/15/21                                        54,688
                                                                                              ----------------
                                                                                              $        532,236
                                                                                              ----------------
                                    Total Telecommunication Services                          $        942,449
--------------------------------------------------------------------------------------------------------------

                                    UTILITIES -- 2.7%
                                    Electric Utilities -- 2.0%
EUR        100,000                  EDP Finance BV, 1.875%, 9/29/23                           $        111,820
           100,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                     103,602
EUR        100,000           4.25   Electricite de France SA, Floating Rate
                                    Note, (Perpetual)                                                  113,863
           200,000           8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                    234,000
GBP         75,000                  innogy Finance BV, 5.625%, 12/6/23                                 119,257
            85,000                  Nextera Energy, 3.55%, 5/1/27                                       85,546
            70,000                  Public Service Co. of New Mexico, 7.95%, 5/15/18                    74,333
            50,000           6.25   Southern California Edison Co., Floating Rate
                                    Note (Perpetual)                                                    55,688
           115,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                               91,425
            10,000                  West Penn Power Co., 5.95%, 12/15/17 (144A)                         10,250
                                                                                              ----------------
                                                                                              $        999,784
--------------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.5%
            84,856                  Nakilat, Inc., 6.267%, 12/31/33 (144A)                    $         98,433
GBP        125,000                  National Grid Gas Finance Plc, 2.125%, 9/22/28                     158,946
                                                                                              ----------------
                                                                                              $        257,379
--------------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.2%
           125,000                  NRG Energy, Inc., 7.25%, 5/15/26                          $        127,812
                                                                                              ----------------
                                    Total Utilities                                           $      1,384,975
--------------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.8%
                                    Diversified REIT -- 0.3%
EUR        100,000           3.75   ATF Netherlands BV, Floating Rate Note, (Perpetual)       $        109,221
            55,000                  Essex Portfolio LP, 3.625%, 5/1/27                                  54,740
                                                                                              ----------------
                                                                                              $        163,961
--------------------------------------------------------------------------------------------------------------
                                    Office REIT -- 0.2%
            25,000                  Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23      $         25,726
            40,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                 42,603
            35,000                  Highwoods Realty LP, 3.625%, 1/15/23                                35,492
                                                                                              ----------------
                                                                                              $        103,821
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 27

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Residential REIT -- 0.1%
            50,000                  UDR, Inc., 4.0%, 10/1/25                                  $         51,426
--------------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.2%
           100,000                  Communications Sales & Leasing, Inc., 6.0%,
                                    4/15/23 (144A)                                            $        104,063
                                                                                              ----------------
                                    Total Real Estate                                         $        423,271
--------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $14,714,734)                                        $     15,235,397
--------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 22.7%
            49,146                  Fannie Mae, 3.0%, 1/1/47                                  $         49,355
            48,391                  Fannie Mae, 3.0%, 10/1/46                                           48,368
            68,275                  Fannie Mae, 3.0%, 11/1/46                                           68,243
            48,747                  Fannie Mae, 3.0%, 2/1/43                                            48,965
            31,424                  Fannie Mae, 3.0%, 3/1/43                                            31,564
            34,897                  Fannie Mae, 3.0%, 3/1/47                                            34,880
            27,203                  Fannie Mae, 3.0%, 5/1/31                                            28,040
            31,433                  Fannie Mae, 3.0%, 5/1/43                                            31,574
            36,372                  Fannie Mae, 3.0%, 5/1/43                                            36,531
            35,024                  Fannie Mae, 3.0%, 6/1/45                                            35,140
            24,172                  Fannie Mae, 3.0%, 9/1/46                                            24,160
            25,491                  Fannie Mae, 3.5%, 1/1/46                                            26,235
            39,651                  Fannie Mae, 3.5%, 1/1/47                                            40,860
            49,773                  Fannie Mae, 3.5%, 1/1/47                                            51,226
            49,535                  Fannie Mae, 3.5%, 1/1/47                                            51,217
           111,500                  Fannie Mae, 3.5%, 10/1/45                                          114,895
            73,205                  Fannie Mae, 3.5%, 12/1/46                                           75,342
            36,323                  Fannie Mae, 3.5%, 2/1/29                                            37,990
            99,323                  Fannie Mae, 3.5%, 2/1/45                                           102,840
            37,120                  Fannie Mae, 3.5%, 2/1/45                                            38,375
           124,315                  Fannie Mae, 3.5%, 2/1/47                                           127,944
           172,225                  Fannie Mae, 3.5%, 5/1/44                                           177,751
           220,000                  Fannie Mae, 3.5%, 5/11/17 (TBA)                                    226,213
            56,052                  Fannie Mae, 3.5%, 6/1/42                                            57,938
            24,765                  Fannie Mae, 3.5%, 6/1/45                                            25,517
            89,003                  Fannie Mae, 3.5%, 7/1/46                                            91,602
            49,974                  Fannie Mae, 3.5%, 8/1/45                                            51,432
            22,018                  Fannie Mae, 3.5%, 8/1/45                                            22,661
            33,600                  Fannie Mae, 3.5%, 8/1/46                                            34,581
           153,803                  Fannie Mae, 3.5%, 9/1/42                                           158,903
            68,899                  Fannie Mae, 3.5%, 9/1/45                                            71,208

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            25,087                  Fannie Mae, 3.5%, 9/1/45                                  $         25,952
            38,859                  Fannie Mae, 3.5%, 9/1/46                                            39,993
            96,683                  Fannie Mae, 4.0%, 1/1/42                                           102,216
           169,060                  Fannie Mae, 4.0%, 1/1/47                                           178,232
            44,031                  Fannie Mae, 4.0%, 10/1/40                                           47,041
           145,136                  Fannie Mae, 4.0%, 10/1/43                                          153,771
            21,486                  Fannie Mae, 4.0%, 10/1/44                                           22,644
            86,361                  Fannie Mae, 4.0%, 10/1/45                                           91,018
            48,865                  Fannie Mae, 4.0%, 11/1/43                                           51,942
           110,058                  Fannie Mae, 4.0%, 11/1/44                                          115,993
           117,994                  Fannie Mae, 4.0%, 11/1/45                                          125,319
            24,478                  Fannie Mae, 4.0%, 11/1/46                                           25,798
            24,773                  Fannie Mae, 4.0%, 11/1/46                                           26,109
            64,945                  Fannie Mae, 4.0%, 12/1/45                                           68,447
            19,509                  Fannie Mae, 4.0%, 2/1/42                                            20,612
            25,000                  Fannie Mae, 4.0%, 4/1/47                                            26,456
            44,935                  Fannie Mae, 4.0%, 4/1/47                                            47,553
            21,916                  Fannie Mae, 4.0%, 5/1/46                                            23,098
            48,939                  Fannie Mae, 4.0%, 6/1/46                                            51,577
           117,184                  Fannie Mae, 4.0%, 7/1/46                                           123,503
            47,221                  Fannie Mae, 4.0%, 8/1/46                                            49,767
            23,763                  Fannie Mae, 4.0%, 8/1/46                                            25,044
             8,728                  Fannie Mae, 4.5%, 11/1/40                                            9,451
            39,117                  Fannie Mae, 4.5%, 11/1/43                                           42,108
            17,423                  Fannie Mae, 4.5%, 12/1/40                                           18,867
            54,883                  Fannie Mae, 4.5%, 2/1/44                                            59,121
            44,824                  Fannie Mae, 4.5%, 2/1/44                                            48,309
            44,886                  Fannie Mae, 4.5%, 2/1/47                                            48,378
            17,303                  Fannie Mae, 4.5%, 4/1/41                                            18,680
            11,571                  Fannie Mae, 4.5%, 5/1/41                                            12,574
            46,135                  Fannie Mae, 4.5%, 5/1/46                                            49,654
           135,000                  Fannie Mae, 4.5%, 5/11/17 (TBA)                                    145,230
            18,710                  Fannie Mae, 5.0%, 6/1/40                                            20,526
            12,706                  Fannie Mae, 5.5%, 10/1/35                                           14,166
            18,061                  Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                      18,145
            24,880                  Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                     24,862
            33,231                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                      33,379
            73,883                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                      73,831
            66,243                  Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                      66,559
            41,259                  Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                      41,456

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 29

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
            19,164                  Federal Home Loan Mortgage Corp., 3.0%, 5/1/43            $         19,242
            35,000                  Federal Home Loan Mortgage Corp., 3.0%,
                                    5/11/17 (TBA)                                                       34,951
            15,264                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                      15,332
            24,195                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                      24,178
            19,993                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                     20,668
           124,968                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                    128,695
           126,501                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                    130,189
            74,094                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                     76,597
            21,255                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                      21,874
            50,000                  Federal Home Loan Mortgage Corp., 3.5%,
                                    5/11/17 (TBA)                                                       51,412
           103,015                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                     106,494
            88,848                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                      91,930
            37,949                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      39,146
           123,499                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                     127,574
            98,655                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                     101,895
           128,130                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                     135,009
            24,753                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                      26,078
            14,240                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                     15,003
            37,847                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                      40,071
            38,817                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                      40,895
            25,146                  Federal Home Loan Mortgage Corp., 4.0%, 3/1/46                      26,492
           119,576                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                     125,979
            50,000                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      52,868
            25,000                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      26,434
            50,000                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      52,677
            25,000                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      26,434
           222,435                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                     234,344
            22,933                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                      24,161
            49,358                  Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                      53,273
            31,625                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                     34,550
             7,645                  Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                      8,432
             4,904                  Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                       5,391
            27,109                  Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                      29,611
            18,411                  Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                      20,865
            18,535                  Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                      21,421
            42,792                  Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                      47,525
            27,784                  Federal National Mortgage Association, 3.5%, 7/1/46                 28,595
            48,257                  Federal National Mortgage Association, 5.0%, 8/1/31                 53,201

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
           120,335                  Government National Mortgage Association I,
                                    3.5%, 1/15/45                                             $        125,066
            11,513                  Government National Mortgage Association I,
                                    3.5%, 10/15/42                                                      12,014
            66,328                  Government National Mortgage Association I,
                                    3.5%, 11/15/41                                                      69,087
            37,455                  Government National Mortgage Association I,
                                    3.5%, 8/15/46                                                       38,956
            49,848                  Government National Mortgage Association I,
                                    4.0%, 4/15/45                                                       52,766
            73,627                  Government National Mortgage Association I,
                                    4.0%, 6/15/45                                                       77,876
            33,396                  Government National Mortgage Association I,
                                    4.5%, 1/15/40                                                       36,413
            13,342                  Government National Mortgage Association I,
                                    4.5%, 10/15/40                                                      14,327
            24,651                  Government National Mortgage Association I,
                                    4.5%, 7/15/41                                                       26,420
            27,857                  Government National Mortgage Association I,
                                    4.5%, 9/15/40                                                       30,260
            38,749                  Government National Mortgage Association II,
                                    3.0%, 9/20/46                                                       39,315
           124,104                  Government National Mortgage Association II,
                                    3.5%, 1/20/47                                                      129,158
           122,015                  Government National Mortgage Association II,
                                    3.5%, 11/20/46                                                     126,984
            75,000                  Government National Mortgage Association II,
                                    3.5%, 4/20/47                                                       78,054
           118,951                  Government National Mortgage Association II,
                                    4.0%, 1/20/47                                                      125,947
           169,674                  Government National Mortgage Association II,
                                    4.0%, 3/20/47                                                      179,652
           118,410                  Government National Mortgage Association II,
                                    4.5%, 1/20/47                                                      126,527
            26,752                  Government National Mortgage Association II,
                                    4.5%, 10/20/44                                                      28,566
            58,499                  Government National Mortgage Association II,
                                    4.5%, 11/20/44                                                      62,465
           119,209                  Government National Mortgage Association II,
                                    4.5%, 2/20/47                                                      127,414
            90,000                  Government National Mortgage Association II,
                                    4.5%, 4/20/47                                                       96,206
            39,522                  Government National Mortgage Association II,
                                    4.5%, 9/20/41                                                       42,645

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 31

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- (continued)
         1,200,000                  U.S. Treasury Bills, 5/11/17 (c)                          $      1,199,779
           424,141                  U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45              407,510
           231,323                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46               236,956
            75,000                  U.S. Treasury Notes, 1.125%, 7/31/21                                73,131
           375,000                  U.S. Treasury Notes, 1.5%, 8/15/26                                 350,684
           700,000                  U.S. Treasury Notes, 1.625%, 5/15/26                               663,250
           700,000                  U.S. Treasury Notes, 2.25%, 2/15/27                                697,949
--------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $11,496,229)                                        $     11,603,794
--------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 35.9%
           408,000                  Africa Finance Corp., 4.375%, 4/29/20 (144A)              $        422,231
           100,000                  Argentina, Government Bond, 6.875%, 6/26/27                        105,650
           300,000                  Argentina, Government Bond, 7.5%, 4/22/26                          328,650
AUD      1,725,000                  Australia Government Bond, 4.75%, 4/21/27                        1,535,449
EUR         50,000                  Austria Government Bond, 4.15%, 3/15/37 (144A)                      83,741
           228,000                  Brazil Minas SPE via State of Minas Gerais,
                                    5.333%, 2/15/28 (144A)                                             225,150
CAD      1,500,000                  Canadian Government Bond, 1.75%, 9/1/19                          1,123,395
CAD      1,500,000                  Canadian Government Bond, 2.25%, 6/1/25                          1,173,924
           250,000                  City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                267,800
EGP     10,750,000                  Egypt Treasury, 3/6/18 (c)                                         513,502
           131,579           6.79   EP PetroEcuador via Noble Sovereign Funding I,
                                    Ltd., Floating Rate Note, 9/24/19                                  131,842
           400,000                  Gabon Government International Bond, 6.375%,
                                    12/12/24 (144A)                                                    391,700
GHS        700,000                  Ghana Government Bond, 21.5%, 3/9/20                               169,877
GHS        798,000                  Ghana Government Bond, 24.5%, 4/22/19                              201,024
GHS        314,000                  Ghana Government Bond, 24.75%, 7/19/21                              85,054
           315,000                  Honduras Government International Bond,
                                    6.25%, 1/19/27 (144A)                                              326,230
           422,000                  Ivory Coast Government International Bond,
                                    5.375%, 7/23/24 (144A)                                             410,879
           415,000                  Ivory Coast Government International Bond,
                                    6.375%, 3/3/28 (144A)                                              417,191
JPY    120,000,000                  Japan Government Ten Year Bond, 0.1%, 9/20/26                    1,087,563
JPY     50,000,000                  Japan Government Ten Year Bond, 1.0%, 12/20/21                     472,987
JPY     50,000,000                  Japan Government Twenty Year Bond, 1.5%, 3/20/19                   463,309
MXN      3,830,000                  Mexican Bonos, 4.75%, 6/14/18                                      199,115
MXN      2,400,000                  Mexican Bonos, 6.5%, 6/9/22                                        124,177
MXN        300,000                  Mexican Bonos, 7.5%, 6/3/27                                         16,226
MXN      3,898,300                  Mexican Udibonos, 2.0%, 6/9/22                                     194,846

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- (continued)
MXN      4,023,607                  Mexican Udibonos, 3.5%, 12/14/17                          $        213,530
EUR        100,000                  Mexico Government International Bond,
                                    4.0%, 3/15/15                                                       97,950
           419,000                  Namibia International Bonds, 5.25%,
                                    10/29/25 (144A)                                                    424,238
NZD      2,125,000                  New Zealand Government Bond, 5.5%, 4/15/23                       1,680,942
NOK      4,000,000                  Norway Government Bond, 2.0%, 5/24/23                              487,049
NOK      5,500,000                  Norway Government Bond, 4.5%, 5/22/19                              691,587
           200,000                  Oman Government Bond, 5.375%, 3/8/27                               208,668
           300,000                  Provincia de Buenos Aires Argentina, 9.125%,
                                    3/16/24 (144A)                                                     340,650
           300,000                  Provincia de Buenos Aires Argentina, 9.95%,
                                    6/9/21 (144A)                                                      346,560
           210,000                  Provincia de Entre Rios Argentina, 8.75%,
                                    2/8/25 (144A)                                                      214,553
AUD         90,000                  Queensland Treasury Corp., 5.5%, 6/21/21                            75,957
AUD        100,000                  Queensland Treasury Corp., 5.75%, 7/22/24                           89,450
RON        750,000                  Romania Government Bond, 5.85%, 4/26/23                            205,756
RON      1,140,000                  Romania Government Bond, 5.95%, 6/11/21                            308,867
SEK      2,300,000                  Sweden Government Bond, 2.5%, 5/12/25                              303,230
           200,000                  Turkey Government International Bond, 6.0%, 3/25/27                214,000
           140,000                  Turkey Hazine Mustesarligi, 5.004%, 4/6/23 (144A)                  142,660
GBP        435,000                  United Kingdom Gilt, 1.75%, 7/22/19                                584,300
GBP        450,000                  United Kingdom Gilt, 3.5%, 1/22/45                                 804,835
GBP        150,000                  United Kingdom Gilt, 4.25%, 9/7/39                                 284,891
GBP        150,000                  United Kingdom Gilt, 8.75%, 8/25/17                                199,564
--------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $18,955,657)                                        $     18,390,749
--------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 1.0% (g)
                                    Municipal General -- 0.3%
            70,000                  JobsOhio Beverage System, 3.985%, 1/1/29                  $         74,731
            20,000                  JobsOhio Beverage System, 4.532%, 1/1/35                            21,707
            30,000                  Virginia Commonwealth Transportation Board,
                                    4.0%, 5/15/31                                                       32,129
            30,000                  Virginia Commonwealth Transportation Board,
                                    4.0%, 5/15/32                                                       31,912
                                                                                              ----------------
                                                                                              $        160,479
--------------------------------------------------------------------------------------------------------------
                                    Higher Municipal Education -- 0.4%
            25,000                  Baylor University, 4.313%, 3/1/42                         $         25,983
            25,000                  California Educational Facilities Authority,
                                    5.0%, 6/1/46                                                        32,518

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 33

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    Higher Municipal Education -- (continued)
            15,000                  Massachusetts Development Finance Agency,
                                    Harvard University-Series A, 5.0%, 7/15/40                $         19,169
            25,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11                 31,214
            50,000                  University of Virginia, Green Bond Series A,
                                    5.0%, 4/1/45                                                        57,234
                                                                                              ----------------
                                                                                              $        166,118
--------------------------------------------------------------------------------------------------------------
                                    Municipal School District -- 0.1%
            25,000                  Frisco Independent School District, 4.0%, 8/15/40         $         26,036
            25,000                  Frisco Independent School District, 4.0%, 8/15/45                   25,880
                                                                                              ----------------
                                                                                              $         51,916
--------------------------------------------------------------------------------------------------------------
                                    Municipal Obligation -- 0.2%
            50,000                  State of Texas, 4.0%, 10/1/44                             $         51,786
            50,000                  State of Washington, 5.0%, 7/1/30                                   58,261
                                                                                              ----------------
                                                                                              $        110,047
--------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $474,099)                                           $        488,560
--------------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 2.1%**
                                    MATERIALS -- 0.1%
                                    Steel -- 0.1%
            49,875           4.91   Zekelman Industries, Inc., Term Loan, 6/8/21              $         50,530
                                                                                              ----------------
                                    Total Materials                                           $         50,530
--------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.1%
                                    Industrial Conglomerates -- 0.1%
            49,750           3.00   Milacron LLC, Term Loan (First Lien), 9/25/23             $         50,061
                                                                                              ----------------
                                    Total Capital Goods                                       $         50,061
--------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.2%
                                    Auto Parts & Equipment -- 0.2%
            50,000           3.24   American Axle and Manufacturing, Inc., Term
                                    Loan (First Lien), 3/9/24                                 $         49,856
            49,873           5.90   Electrical Components International, Inc.,
                                    Loan, 4/17/21                                                       50,278
                                                                                              ----------------
                                                                                              $        100,134
                                                                                              ----------------
                                    Total Automobiles & Components                            $        100,134
--------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Specialized Consumer Services -- 0.1%
            49,875           4.92   Kindercare Education LLC, Term Loan (First
                                    Lien), 8/13/22                                            $         50,223
                                                                                              ----------------
                                    Total Consumer Services                                   $         50,223
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.2%
                                    Cable & Satellite -- 0.1%
            50,000           3.74   UPC Financing Partnership, Facility AP, 4/15/25           $         50,244
                                    Movies & Entertainment -- 0.1%
            49,875           3.49   Regal Cinemas Corp., Refinancing Term Loan, 4/1/22        $         50,479
                                                                                              ----------------
                                    Total Media                                               $        100,723
--------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.1%
                                    Automotive Retail -- 0.1%
            49,875           4.74   CWGS Group LLC, Term Loan, 11/3/23                        $         50,286
                                                                                              ----------------
                                    Total Retailing                                           $         50,286
--------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.1%
                                    Packaged Foods & Meats -- 0.1%
            24,937           6.65   Give & Go Prepared Foods Corp., Term Loan
                                    (First Lien), 7/12/23                                     $         25,166
                                                                                              ----------------
                                    Total Food, Beverage & Tobacco                            $         25,166
--------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Facilities -- 0.1%
            49,366           4.69   Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                            $         49,497
--------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.0%+
            25,000           3.75   Change Healthcare Holdings LLC, Term Loan
                                    (First Lien), 2/3/24                                      $         25,100
                                                                                              ----------------
                                    Total Health Care Equipment & Services                    $         74,597
--------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.5%
                                    Pharmaceuticals -- 0.5%
            99,747           4.00   Endo Luxembourg Finance I Co Sarl, 2015
                                    Incremental Term B Loan, 6/24/22                          $         99,969
           100,000           5.00   Endo Luxembourg Finance, Term Loan (First
                                    Lien), 4/12/24                                                     100,641
            50,000           3.15   RPI Finance Trust, Term Loan (First Lien), 3/17/23                  50,258
                                                                                              ----------------
                                                                                              $        250,868
                                                                                              ----------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $        250,868
--------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Specialized Finance -- 0.1%
            49,896           3.31   Restaurant Brands, Term Loan (First Lien), 2/17/24        $         49,984
                                                                                              ----------------
                                    Total Diversified Financials                              $         49,984
--------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.1%
            24,938           4.53   Rackspace Hosting, Inc., Term B Loan (First
                                    Lien), 10/26/23                                           $         25,143
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 35

--------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($) (j)        (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------------

                                    IT Consulting & Other Services -- 0.0%+
            25,000           3.49   Go Daddy Operating Co LLC, Initial Term Loan, 2/6/24      $         25,113
--------------------------------------------------------------------------------------------------------------
                                    Systems Software -- 0.1%
             6,000           0.00   MA Finance Co., Term Loan (First Lien), 4/18/24           $          6,030
            44,000           2.75   Seattle Spinco, Inc., Term Loan (First Lien), 4/18/24               44,220
                                                                                              ----------------
                                                                                              $         50,250
                                                                                              ----------------
                                    Total Software & Services                                 $        100,506
--------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.1%
                                    Wireless Telecommunication Services -- 0.1%
            50,000           3.50   Sprint Communications, Inc., Term Loan (First
                                    Lien), 2/2/24                                             $         50,099
                                                                                              ----------------
                                    Total Telecommunication Services                          $         50,099
--------------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.2%
                                    Retail REIT -- 0.2%
            99,494           4.40   DTZ US Borrower LLC, 2015-1 Additional Term
                                    Loan (First Lien), 11/4/21                                $        100,157
                                                                                              ----------------
                                    Total Real Estate                                         $        100,157
--------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $1,045,039)                                         $      1,053,334
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                    CLOSED-END FUND -- 2.0%
                                    INSURANCE -- 2.0%
                                    Property & Casualty Insurance -- 2.0%
           101,590                  Pioneer ILS Interval Fund (h)                             $      1,059,588
                                                                                              ----------------
                                    Total Insurance                                           $      1,059,588
--------------------------------------------------------------------------------------------------------------
                                    TOTAL CLOSED-END FUND
                                    (Cost $1,063,947)                                         $      1,059,588
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Principal
Amount ($) (j)
--------------------------------------------------------------------------------------------------------------

                                    TEMPORARY CASH INVESTMENTS -- 0.2%
                                    Commercial Paper -- 0.2%
           130,000                  Natixis, Commercial Paper, 5/1/17 (c)                     $        129,990
--------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $130,000)                                           $        129,990
--------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 97.5%
                                    (Cost $49,840,090) (a) (i)                                $     49,909,495
--------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 2.5%                        $      1,270,907
--------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                      $     51,180,402
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

+             Amount rounds to less than 0.1%.

(TBA)         To be announced securities.

(Perpetual)   Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT          Real Estate Investment Trust.

REMICS        Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2017, the value of these securities amounted to $8,074,839 or 15.8% of net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $49,854,054 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                    $    1,489,673

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                        (1,434,232)
                                                                                              --------------
               Net unrealized appreciation                                                    $       55,441
                                                                                              ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Structured reinsurance investment. At April 30, 2017, the value of these securities amounted to $144,234 or 0.2% of net assets. See Notes to Financial Statements -- Note 1I.

(f)           Rate to be determined.

(g)           Consists of Revenue Bonds unless otherwise indicated.

(h)           Affiliated funds managed by Pioneer Investment Management, Inc.


The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 37

(i) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:


              United States                                                                        42.2%
              Other (individually less than 1%)                                                    10.9%
              United Kingdom                                                                        7.1%
              Supranational                                                                         6.5%
              Canada                                                                                5.4%
              Japan                                                                                 4.1%
              Australia                                                                             3.7%
              New Zealand                                                                           3.4%
              Argentina                                                                             3.3%
              Netherlands                                                                           3.1%
              Norway                                                                                2.4%
              France                                                                                2.2%
              Mexico                                                                                2.0%
              Ivory Coast                                                                           1.7%
              Romania                                                                               1.0%
              Egypt                                                                                 1.0%
                                                                                                  ------
                                                                                                  100.0%
                                                                                                  ======

(j) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD           Australian Dollar
BRL           Brazilian Real
CAD           Canadian Dollar
EGP           Egyptian Pound
EUR           Euro
GBP           British Pound Sterling
GHS           Ghanian Cedis
INR           Indian Rupee
IDR           Indonesian Rupiah
JPY           Japanese Yen
MXN           Mexican Peso
NOK           Norwegian Krone
NZD           New Zealand Dollar
RON           Romanian New Leu
SEK           Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2017 were as follows:

------------------------------------------------------------------------------------------------------
                                                            Purchases                     Sales
------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                   $13,674,481                   $ 7,273,125
Other Long-Term Securities                                  $27,603,988                   $10,654,826

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

During the six months ended April 30, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $2,461,720 and $ --, respectively, which resulted in a net realized gain/loss of $ --.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
Notional                            Obligation               Credit    Expiration      Premiums       Unrealized
Principal ($)(1)  Exchange          Entity/Index  Coupon     Rating(2) Date            Paid           Appreciation
------------------------------------------------------------------------------------------------------------------
      339,793     Chicago           Markit CDX    5.00%      B+        12/20/19        $18,439        $10,645
                  Mercantile        North America
                  Exchange          High Yield
                                    Index
------------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
Notional                            Obligation               Credit    Expiration      Premiums       Unrealized
Principal ($)(1)  Counterparty      Entity/Index  Coupon     Rating(2) Date            (Received)     Depreciation
------------------------------------------------------------------------------------------------------------------
       50,000     Morgan            Diamond       1.00%      BBB+      12/20/19        $(1,873)       $1,009
                  Stanley           Offshore
                  Capital           Drill Inc.
                  Services LLC
------------------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own value of investments) See Notes to Financial Statements --
                Note 1A.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 39

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------------------
                                             Level 1        Level 2           Level 3        Total
------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                  $      --      $    164,246      $      --      $      164,246
Preferred Stocks                                 5,881                --             --               5,881
Convertible Preferred Stock                    154,990                --             --             154,990
Asset Backed Securities                             --           188,923             --             188,923
Collateralized Mortgage Obligations                 --         1,434,043             --           1,434,043
Corporate Bonds
  Insurance
    Reinsurance                                     --                --        144,234             144,234
  All Other Corporate Bonds                         --        15,091,163             --          15,091,163
U.S. Government Agency Obligations                  --        11,603,794             --          11,603,794
Foreign Government Bonds                            --        18,390,749             --          18,390,749
Municipal Bonds                                     --           488,560             --             488,560
Senior Floating Rate Loan Interests                 --         1,053,334             --           1,053,334
Closed-End Fund                                     --         1,059,588             --           1,059,588
Commercial Paper                                    --           129,990             --             129,990
------------------------------------------------------------------------------------------------------------
Total                                        $ 160,871      $ 49,604,390      $ 144,234      $   49,909,495
============================================================================================================
Other Financial Instruments
Unrealized appreciation on
  futures contracts                          $  59,008      $         --      $      --      $       59,008
Unrealized depreciation on
  futures contracts                            (86,801)               --             --             (86,801)
Unrealized appreciation on forward
  foreign currency contracts                        --           128,383             --             128,383
Unrealized depreciation on forward
  foreign currency contracts                        --          (158,941)            --            (158,941)
Unrealized appreciation on centrally
  cleared swap contract                             --            10,645             --              10,645
Unrealized depreciation on credit
  default swap contract                             --             1,009             --               1,009
------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments            $(27,793)      $    (18,904)     $      --      $      (46,697)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                       Corporate
                                                                       Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/16                                                 $126,790
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                      (2,477)
Purchases                                                               110,000
Sales                                                                   (90,079)
Changes between level 3*                                                     --
--------------------------------------------------------------------------------
Balance as of 4/30/17                                                  $144,234
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2017, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 4/30/17                                                     $ (2,016)
                                                                                 --------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 41

Statement of Assets and Liabilities | 4/30/17 (unaudited)

ASSETS:
   Investment in securities of unaffiliated issuers, at value (cost $48,776,143)      $48,849,907
   Investment in securities of affiliated issuers, at value (cost $1,063,947)           1,059,588
--------------------------------------------------------------------------------------------------
   Total investment in securities, at value (cost $49,840,090)                        $49,909,495
   Cash                                                                                   462,813
   Foreign currencies, at value (cost $1,533,971)                                       1,550,321
   Restricted cash*                                                                       186,382
   Receivables --
      Investment securities sold                                                          532,901
      Fund shares sold                                                                     67,386
      Interest                                                                            468,288
      Dividend                                                                                798
   Variation margin for centrally cleared swap contracts                                      109
   Unrealized appreciation on forward foreign currency contracts                          128,383
   Unrealized appreciation on credit default swap contracts                                 1,009
   Due from Pioneer Investment Management, Inc.                                             8,981
   Other assets                                                                            23,873
--------------------------------------------------------------------------------------------------
         Total assets                                                                 $53,340,739
==================================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                                  $ 1,778,133
     Fund shares repurchased                                                               14,903
     Distributions                                                                         74,914
     Audit Expense                                                                         29,529
     Trustee fees                                                                             545
   Swap contracts, premiums received                                                        1,873
   Variation margin for futures contracts                                                   6,185
   Unrealized depreciation on forward foreign currency contracts                          158,941
   Due to affiliates                                                                        5,292
   Accrued expenses                                                                        90,022
--------------------------------------------------------------------------------------------------
          Total liabilities                                                           $ 2,160,337
==================================================================================================
NET ASSETS:
   Paid-in capital                                                                    $51,229,718
   Distributions in excess of net investment income                                      (110,863)
   Accumulated net realized gain on investments, futures contracts,
      swap contracts and foreign currency transactions                                     20,827
   Net unrealized appreciation on investments                                              69,405
   Net unrealized depreciation on futures contracts                                       (27,793)
   Net unrealized appreciation on swap contracts                                           11,654
   Net unrealized depreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies                      (12,546)
--------------------------------------------------------------------------------------------------
         Net assets                                                                   $51,180,402
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $24,841,892/2,353,309 shares)                                    $     10.56
   Class C (based on $9,625,023/908,919 shares)                                       $     10.59
   Class Y (based on $16,713,487/1,568,928 shares)                                    $     10.65
MAXIMUM OFFERING PRICE:
   Class A ($10.56 (divided by) 95.5%)                                                $     11.06
==================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Statement of Operations (unaudited)

For the Six Months Ended 4/30/17

INVESTMENT INCOME:
   Interest                                                                  $ 720,502
   Dividends (including from affiliated issuer of $46,809)                      51,600
----------------------------------------------------------------------------------------------------
         Total investment income                                                          $ 772,102
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $  96,169
  Transfer agent fees
     Class A                                                                    99,883
     Class C                                                                     2,021
     Class Y                                                                     1,083
  Distribution fees
     Class A                                                                    24,140
     Class C                                                                    35,827
  Shareholder communications expense                                             1,400
  Administrative expense                                                        16,564
  Custodian fees                                                                23,368
  Registration fees                                                             26,502
  Professional fees                                                             26,844
  Printing expense                                                              11,575
  Pricing expense                                                               13,579
  Fees and expenses of non-affiliated Trustees                                   3,513
  Miscellaneous                                                                  7,945
----------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 390,413
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                            (174,528)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                         $ 215,885
----------------------------------------------------------------------------------------------------
         Net investment income                                                            $ 556,217
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                             $(561,874)
     Futures contracts                                                         101,930
     Swap contracts                                                              5,858
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                      527,987    $  73,901
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of ($26,085))             $ 263,597
     Futures contracts                                                         (55,281)
     Swap contracts                                                              7,784
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     (100,403)   $ 115,697
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions                                                                $ 189,598
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $ 745,815
====================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 43

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      4/30/17             Year Ended
                                                                      (unaudited)         10/31/16
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $   556,217         $   847,139
Net realized gain (loss) on investments, futures contracts,
  swap contracts, written options and forward foreign
  currency contracts and other assets and liabilities
  denominated in foreign currencies                                        73,901            (526,527)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts,
  written options and foreign currency transactions                       115,697           1,196,933
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                             $   745,815         $ 1,517,545
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.14 and $0.28 per share, respectively)              $  (257,164)        $  (353,498)
       Class C ($0.09 and $0.19 per share, respectively)                  (64,028)            (80,543)
       Class Y ($0.15 and $0.31 per share, respectively)                 (209,451)           (343,125)
Tax return of capital:
       Class A ($0.00 and $0.08, respectively)                                 --            (104,457)
       Class C ($0.00 and $0.08, respectively)                                 --             (34,504)
       Class Y ($0.00 and $0.08, respectively)                                 --             (88,241)
------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                          $  (530,643)        $(1,004,368)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (a):
Net proceeds from sale of shares                                      $28,596,034         $ 4,445,955
Reinvestment of distributions                                             201,409             501,412
Cost of shares repurchased                                             (6,548,568)         (5,772,331)
------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
          Fund share transactions                                     $22,248,875         $  (824,964)
------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                          $22,464,047         $  (311,787)
NET ASSETS:
Beginning of year                                                     $28,716,355         $29,028,142
------------------------------------------------------------------------------------------------------
End of year                                                           $51,180,402         $28,716,355
------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                      $  (110,863)        $  (136,437)
======================================================================================================

(a) At April 30, 2017, Pioneer Solutions-Growth Fund owned 6.4% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

-----------------------------------------------------------------------------------------------
                                Six Months       Six Months
                                Ended            Ended
                                4/30/17          4/30/17              Year Ended   Year Ended
                                Shares           Amount               10/31/16     10/31/16
                                (unaudited)      (unaudited)          Shares       Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                     1,183,715        $12,306,642           252,692     $ 2,632,483
Reinvestment of distributions      15,337            159,574            38,692         401,821
Less shares repurchased          (127,234)        (1,323,757)         (234,361)     (2,430,066)
-----------------------------------------------------------------------------------------------
      Net increase              1,071,818        $11,142,459            57,023     $   604,238
===============================================================================================
Class C
Shares sold                       531,147        $ 5,538,362           112,725     $ 1,164,736
Reinvestment of distributions       2,305             24,052             6,441          67,019
Less shares repurchased           (35,752)          (373,522)         (102,171)     (1,056,421)
-----------------------------------------------------------------------------------------------
      Net increase                497,700        $ 5,188,892            16,995     $   175,334
===============================================================================================
Class Y
Shares sold                     1,024,325        $10,751,030            62,209     $   648,736
Reinvestment of distributions       1,693             17,783             3,104          32,572
Less shares repurchased          (464,245)        (4,851,289)         (218,162)     (2,285,844)
-----------------------------------------------------------------------------------------------
      Net increase
      (decrease)                  561,773        $ 5,917,524          (152,849)    $(1,604,536)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 45

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/17      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/16     10/31/15   10/31/14   10/31/13   10/31/12
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 10.60      $ 10.40      $ 10.91    $ 10.98    $11.49     $11.22
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14(b)   $  0.31(b)   $  0.31(b) $  0.38    $ 0.30     $ 0.36
   Net realized and unrealized gain (loss) on investments      (0.04)        0.25        (0.41)     (0.04)    (0.35)      0.29
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.10      $  0.56      $ (0.10)   $  0.34    $(0.05)    $ 0.65
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.14)     $ (0.28)     $ (0.31)   $ (0.35)   $(0.29)    $(0.36)
   Net realized gain                                              --           --        (0.10)     (0.06)    (0.17)     (0.02)
   Tax return of capital                                          --        (0.08)          --         --        --         --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.14)     $ (0.36)     $ (0.41)   $ (0.41)   $(0.46)    $(0.38)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.04)     $  0.20      $ (0.51)   $ (0.07)   $(0.51)    $ 0.27
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.56      $ 10.60      $ 10.40    $ 10.91    $10.98     $11.49
================================================================================================================================
Total return*                                                   0.93%        5.59%       (1.00)%     3.16%    (0.45)%     5.98%
Ratio of net expenses to average net assets (a)                 1.00%**      1.00%        1.00%      1.01%     1.00%      1.00%
Ratio of net investment income (loss) to average net assets     2.79%**      2.99%        2.87%      3.57%     3.36%      3.26%
Portfolio turnover rate                                           84%**        37%          34%        51%       33%        29%
Net assets, end of period (in thousands)                     $24,842      $13,579      $12,737    $11,601    $6,888     $9,128
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                     2.39%**      2.67%        2.67%      2.52%     2.05%      1.65%
   Net investment income (loss) to average net assets           1.40%**      1.32%        1.20%      2.06%     2.31%      2.60%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and
    0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/17      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/16     10/31/15   10/31/14   10/31/13   10/31/12
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $10.63       $10.43       $10.94     $11.01     $11.51     $11.23
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ 0.10(b)    $ 0.22(b)    $ 0.21(b)  $ 0.29     $ 0.20     $ 0.26
   Net realized and unrealized gain (loss) on investments     (0.05)        0.25        (0.41)     (0.05)     (0.34)      0.30
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ 0.05       $ 0.47       $(0.20)    $ 0.24     $(0.14)    $ 0.56
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $(0.09)      $(0.19)      $(0.21)    $(0.25)    $(0.19)    $(0.26)
   Net realized gain                                             --           --        (0.10)     (0.06)     (0.17)     (0.02)
   Tax return of capital                                         --        (0.08)          --         --         --         --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.09)      $(0.27)      $(0.31)    $(0.31)    $(0.36)    $(0.28)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    (0.04)      $ 0.20       $(0.51)    $(0.07)    $(0.50)    $ 0.28
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.59       $10.63       $10.43     $10.94     $11.01     $11.51
================================================================================================================================
Total return*                                                  0.50%        4.67%       (1.87)%     2.24%     (1.24)%     5.09%
Ratio of net expenses to average net assets (a)                1.82%**      1.90%        1.90%      1.91%      1.90%      1.90%
Ratio of net investment income (loss) to average net assets    1.93%**      2.10%        1.96%      2.67%      2.46%      2.33%
Portfolio turnover rate                                          84%**        37%          34%        51%        33%        29%
Net assets, end of period (in thousands)                     $9,625       $4,370       $4,113     $4,156     $3,847     $4,414
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                    2.18%**      2.53%        2.56%      2.71%      2.75%      2.39%
   Net investment income (loss) to average net assets          1.56%**      1.46%        1.30%      1.87%      1.61%      1.84%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and
    0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 47

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/17      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/16     10/31/15   10/31/14   10/31/13   10/31/12
---------------------------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                        $ 10.69      $ 10.50      $ 11.00    $ 11.07    $ 11.59    $ 11.30
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                             $  0.16(b)   $  0.34(b)   $  0.33(b) $  0.42    $  0.33    $  0.39
    Net realized and unrealized gain (loss) on investments     (0.05)        0.24        (0.39)     (0.05)     (0.36)      0.30
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations          $  0.11      $  0.58      $ (0.06)   $  0.37    $ (0.03)   $  0.69
---------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                                    $ (0.15)     $ (0.31)     $ (0.34)   $ (0.38)   $ (0.32)   $ (0.38)
    Net realized gain                                             --           --        (0.10)     (0.06)     (0.17)     (0.02)
    Tax return of capital                                         --        (0.08)          --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                         $ (0.15)     $ (0.39)     $ (0.44)   $ (0.44)   $ (0.49)   $ (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                  $ (0.04)     $  0.19      $ (0.50)   $ (0.07)   $ (0.52)   $  0.29
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $ 10.65      $ 10.69      $ 10.50    $ 11.00    $ 11.07    $ 11.59
=================================================================================================================================
 Total return*                                                  1.06%        5.73%       (0.62)%     3.42%     (0.25)%     6.24%
 Ratio of net expenses to average net assets (a)                0.75%**      0.75%        0.75%      0.76%      0.75%      0.79%
 Ratio of net investment income (loss) to average net assets    3.06%**      3.24%        3.12%      3.81%      3.58%      3.42%
 Portfolio turnover rate                                          84%**        37%          34%        51%        33%        29%
 Net assets, end of period (in thousands)                    $16,713      $10,767      $12,178    $12,525    $17,438    $15,297
 Ratios with no waiver of fees and assumption of expenses by
    PIM and no reduction for fees paid indirectly:
    Total expenses to average net assets (a)                    1.14%**      1.41%        1.39%      1.50%      1.57%      1.18%
    Net investment income (loss) to average net assets          2.67%**      2.59%        2.48%      3.07%      2.76%      3.04%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and
     0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Notes to Financial Statements | 4/30/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 49

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 51

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2016 was as follows:

     ---------------------------------------------------------------------------------
                                                                                  2016
     ---------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                        $  777,166
     Long-term capital gain                                                         --
     Return of capital                                                         227,202
     ---------------------------------------------------------------------------------
        Total                                                               $1,004,368
     =================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------------
                                                                                 2016
     ---------------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                             $  (25,586)
     Current year dividend payable                                            (31,114)
     Unrealized depreciation                                                 (207,788)
     ---------------------------------------------------------------------------------
         Total                                                             $ (264,488)
     =================================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 53

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward, swaps and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit, earned $2,620 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2017.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting

54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 55

     ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2017 was $161,550 and is recorded within "Restricted cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2017, was $(2,987,563).

56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

At April 30, 2017, open futures contracts were as follows:

---------------------------------------------------------------------------------------------
                                                                               Net
                                    Number of                                  Unrealized
                                    Contracts      Settlement                  Appreciation
    Type             Counterparty   Long/(Short)   Month        Value          (Depreciation)
---------------------------------------------------------------------------------------------
    Euro Bund        Citibank NA    13             6/17         $ 2,291,581    $  3,803
    US 2 Yr Note     Citibank NA    6              6/17           1,299,656       1,923
    US Ultra Bond    Citibank NA    11             6/17           1,792,313      33,082
    US 5 Yr Note     Citibank NA    (22)           6/17          (2,604,937)    (18,785)
    US 10 Yr Note    Citibank NA    (43)           6/17          (5,405,906)    (60,829)
    US 10 Yr Ultra   Citibank NA    (4)            6/17            (541,813)     (7,187)
    EURO-BOBL Bond   Citibank NA    (25)           6/17          (3,591,866)     12,791
    EURO-BUXL
      30 Yr Bond     Citibank NA    5              6/17             921,584       7,409
---------------------------------------------------------------------------------------------
      Total                                                     $(5,839,388)   $(27,793)
=============================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended April 30, 2017, the Fund had no open repurchase agreements.

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 57 corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at April 30, 2017 was $25,014 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

58 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

     Open credit default swap contracts at April 30, 2017, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2017 was $24,640.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $3,560 in management fees, administrative costs and certain other reimbursements due to PIM at April 30, 2017.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class C                                                                  $1,200
 Class Y                                                                     200
--------------------------------------------------------------------------------
   Total                                                                  $1,400
================================================================================

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 59

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,732 in distribution fees payable to PFD at April 30, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2017, CDSCs in the amount of $29 were paid to PFD.

5. Forward Foreign Currency Contracts

During the six months ended April 30, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2017, was $ (7,046,859).

60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Open forward foreign currency contracts at April 30, 2017, were as follows:

----------------------------------------------------------------------------------------------------------
                                               In
 Currency                       Currency       Exchange                          Settlement   Unrealized
 Sold           Deliver         Purchased      For          Counterparty         Date         Appreciation
----------------------------------------------------------------------------------------------------------
 EUR              (471,558)     CZK            12,685,636   Bank of America NA   9/15/2017    $   1,802
 USD            (1,354,008)     EUR             1,260,000   Citibank NA          9/15/2017       28,871
                                                            New York NY
 USD              (506,896)     EUR               465,868   Goldman Sachs        5/30/2017        1,461
                                                            International
 CAD              (924,209)     USD               695,272   JP Morgan            7/13/2017       18,305
                                                            Chase Bank NA
 NZD            (3,680,014)     USD             2,579,977   State Street         6/30/2017       55,092
                                                            Bank & Trust
 AUD            (2,458,679)     USD             1,852,418   JP Morgan            5/26/2017       12,931
                                                            Chase Bank NA
 USD            (1,020,669)     EUR               944,453   State Street         5/30/2017        9,921
                                                            Bank & Trust
----------------------------------------------------------------------------------------------------------
 Total                                                                                        $ 128,383
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                            In
 Currency                       Currency    Exchange                             Settlement   Unrealized
 Sold             Deliver       Purchased   For             Counterparty         Date         Depreciation
----------------------------------------------------------------------------------------------------------
 ZAR            (3,572,650)     USD               258,988   JP Morgan            5/8/2017     $  (7,729)
                                                            Chase Bank NA
 KRW        (2,966,602,392)     USD             2,591,901   Goldman Sachs        7/20/2017      (19,610)
                                                            International
 EUR            (3,030,798)     USD             3,218,153   Brown Brothers       5/30/2017      (89,062)
                                                            Harriman & Co.
 EUR              (503,760)     SEK             4,784,051   State Street         6/26/2017       (8,800)
                                                            Bank & Trust
 TWD           (16,485,602)     USD               543,545   Goldman Sachs        7/20/2017       (3,837)
                                                            International
 EUR              (488,657)     CHF               521,480   Societe Generale     7/12/2017       (7,486)
 USD              (254,657)     PHP            12,715,000   Bank of America NA   7/10/2017       (2,041)
 USD            (2,804,669)     JPY           310,769,076   State Street         7/12/2017       (6,440)
                                                            Bank & Trust
 HUF          (152,026,473)     USD               518,534   Societe Generale     7/19/2017      (12,142)
 INR           (22,302,702)     USD               342,197   Bank of America NA   7/12/2017       (1,193)
 USD              (110,844)     IDR         1,481,876,069   JP Morgan            7/12/2017         (601)
                                                            Chase Bank NA
----------------------------------------------------------------------------------------------------------
 Total                                                                                        $(158,941)
==========================================================================================================

 AUD     Australian Dollar
 CAD       Canadian Dollar
 CHF           Swiss Franc
 CZK          Czech Koruna
 EUR                  Euro
 HUF      Hungarian Forint
 IDR     Indonesian Rupiah
 INR          Indian Rupee
 JPY          Japanese Yen
 KRW      South Korean Won
 PHP       Philippine Peso
 SEK         Swedish Krona
 TWD     New Taiwan Dollar
 ZAR    South African Rand

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 61

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April, 30 2017.

62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

-----------------------------------------------------------------------------------------------------
                      Derivative
                      Assets
                      Subject to         Derivatives      Non-Cash       Cash           Net Amount
                      Master Netting     Available        Collateral     Collateral     of Derivative
 Counterparty         Agreement          for Offset       Received (a)   Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
 Bank of America NA   $ 1,802            $ (1,802)        $--            $--            $    --
 Brown Brothers
  Harriman & Co.           --                  --          --             --                 --
 Citibank NA
  New York NY          28,871                  --          --             --             28,871
 Goldman Sachs
  International         1,461              (1,461)         --             --                 --
 JP Morgan
  Chase Bank NA        31,236              (8,330)         --             --             22,906
 Morgan Stanley
  Capital
  Services LLC          1,009                  --          --             --              1,009
 State Street
  Bank & Trust          9,921              (9,921)         --             --                 --
 Societe Generale          --                  --          --             --                 --
-----------------------------------------------------------------------------------------------------
 Total                $74,300            $(21,514)        $--            $--            $52,786
=====================================================================================================

-------------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to         Derivatives      Non-Cash       Cash           Net Amount
                      Master Netting     Available        Collateral     Collateral     of Derivative
 Counterparty         Agreement          for Offset       Pledged (a)    Pledged (a)    Liabilities (b)
-------------------------------------------------------------------------------------------------------
 Bank of America NA   $  3,234           $ (1,802)        $--            $--            $  1,432
 Brown Brothers
  Harriman & Co.        89,062                 --          --             --              89,062
 Citibank NA
  New York NY               --                 --          --             --                  --
 Goldman Sachs
  International         23,447             (1,461)         --             --              21,986
 JP Morgan
  Chase Bank NA          8,330             (8,330)         --             --                  --
 Morgan Stanley
  Capital
  Services LLC              --                 --          --             --                  --
 State Street
  Bank & Trust          15,240             (9,921)         --             --               5,319
 Societe Generale       19,628                 --          --             --              19,628
-------------------------------------------------------------------------------------------------------
 Total                $158,941           $(21,514)        $--            $--            $137,427
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 63

7. Additional Disclosures about Derivative Instruments and Hedging
   Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                     Foreign
  Statement of Assets                     Interest     Credit        Exchange     Equity    Commodity
  and Liabilities                         Rate Risk    Risk          Rate Risk    Risk      Risk
-----------------------------------------------------------------------------------------------------
  Assets
    Unrealized appreciation on
       forward foreign
       currency contracts                 $    --      $    --       $128,383     $--       $--
    Unrealized appreciation on
       futures contracts*                  59,008           --             --      --        --
    Unrealized appreciation on
       centrally cleared
       swap contracts                          --       10,645             --      --        --
    Unrealized appreciation on
       swap contracts                          --        1,009             --      --        --
-----------------------------------------------------------------------------------------------------
    Total Value                           $59,008      $11,654       $128,383     $--       $--
=====================================================================================================

* Reflects unrealized appreciation/depreciation of futures contracts (see Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

64 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

-----------------------------------------------------------------------------------------------------
                                                                     Foreign
  Statement of Assets                     Interest      Credit       Exchange     Equity    Commodity
  and Liabilities                         Rate Risk     Risk         Rate Risk    Risk      Risk
-----------------------------------------------------------------------------------------------------

  Liabilities
    Unrealized depreciation on
       forward foreign
       currency contracts                 $    --       $--          $158,941     $--       $--
    Unrealized depreciation on
       futures contracts*                  86,801        --                --      --        --
-----------------------------------------------------------------------------------------------------
    Total Value                           $86,801       $--          $158,941     $--       $--
=====================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2017 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                     Foreign
  Statement of                            Interest      Credit       Exchange     Equity    Commodity
  Operations                              Rate Risk     Risk         Rate Risk    Risk      Risk
-----------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   Futures contracts                      $101,930      $   --       $      --    $--       $--
   Swap contracts                               --       5,858              --     --        --
   Forward foreign
       currency contracts**                     --          --         574,987     --        --
-----------------------------------------------------------------------------------------------------
   Total Value                            $101,930      $5,858       $ 574,987    $--       $--
=====================================================================================================
  Change in net unrealized
   appreciation (depreciation) on
   Futures contracts                      $(55,281)     $   --       $      --    $--       $--
   Swap contracts                               --       7,784              --     --        --
   Forward foreign
      currency contracts**                      --          --        (122,490)    --        --
-----------------------------------------------------------------------------------------------------
   Total Value                            $(55,281)     $7,784       $(122,490)   $--       $--
=====================================================================================================

** Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 65

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $13.9 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2017, the Fund had no borrowings under the credit facility.

66 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which has been submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 67

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Multisector Income Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to

68 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 69 background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic

70 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 71

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

72 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the second quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 73

Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the

74 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

         Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17 75

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

76 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 21910-09-0617

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 27, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 27, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2017

* Print the name and title of each signing officer under his or her signature.